1933 Act File No. 33-21321

1940 Act File No. 811-05536

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 29, 2006

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 33	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 31	☒

CAPITAL ONE FUNDS

(Exact Name of Registrant as Specified in Charter)

3435 Stelzer Road

Columbus, Ohio 43219-3035

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (617) 470-8000

Marc Schuman

Secretary

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Copy to:

Michelle Lombardo

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, PA 19103-6996

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (i)

☐	on (date) pursuant to paragraph (a) (i)

☐	75 days after filing pursuant to paragraph (a)(ii)

☐	on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

DECEMBER 31, 2006

Capital One Capital Appreciation Fund

Class A Shares

Class B Shares

Capital One Louisiana Municipal Income Fund

Class A Shares

Class B Shares

Capital One Mid Cap Equity Fund

Class A Shares

Class B Shares

Capital One Total Return Bond Fund

Capital One U.S. Government Income Fund

Capital One Cash Reserve Fund

Class A Shares

Class B Shares

Capital One U.S. Treasury Money Market Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

CAPITAL ONE FUNDS

Equity Funds

CAPITAL ONE CAPITAL APPRECIATION FUND–CLASS A SHARES AND CLASS B SHARES

CAPITAL ONE MID CAP EQUITY FUND–CLASS A SHARES AND CLASS B SHARES

Income Funds

CAPITAL ONE TOTAL RETURN BOND FUND

CAPITAL ONE U.S. GOVERNMENT INCOME FUND

CAPITAL ONE LOUISIANA MUNICIPAL INCOME FUND—CLASS A SHARES AND CLASS B SHARES

Money Market Funds

CAPITAL ONE CASH RESERVE FUND—CLASS A SHARES AND CLASS B SHARES

CAPITAL ONE U.S. TREASURY MONEY MARKET FUND

CONTENTS

Fund Goals, Strategies, Performance and Risks	1
Principal Risks of Investing in a Fund	20
What are the Equity Funds’ and Income Funds’ Fees and Expenses?	21
What are the Money Market Funds’ Fees and Expenses?	23
Principal Securities in Which the Funds Invest	24
What are the Specific Risks of Investing in a Fund?	29
What do Shares Cost?	32
How are the Funds Sold?	38
How to Purchase Shares	38
How to Redeem and Exchange Shares	40
Account and Share Information	43
Who Manages the Funds?	46
Financial Information	48

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

DECEMBER 31, 2006

FUND GOALS, STRATEGIES,

PERFORMANCE AND RISKS

Capital One Funds offer seven portfolios, including two Equity Funds: Capital One Capital Appreciation Fund (Capital Appreciation Fund) and Capital One Mid Cap Equity Fund (Mid Cap Equity Fund); three Income Funds: Capital One Louisiana Municipal Income Fund (Louisiana Municipal Income Fund), Capital One Total Return Bond Fund (Total Return Bond Fund) and Capital One U.S. Government Income Fund (U.S. Government Income Fund); and two Money Market Funds: Capital One Cash Reserve Fund (Cash Reserve Fund) and Capital One U.S. Treasury Money Market Fund (U.S. Treasury Money Market Fund). The following describes the investment goals, strategies and principal risks of each fund (“Fund”).

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in a Fund and there can be no assurance that a Fund will achieve its goal. In addition to each Fund’s more specific risks, the shares (“Shares”) offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by Capital One National Association or its affiliates, and are not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any government agency. Although money market funds seek to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in a money market fund.

1	CAPITAL ONE FUNDS

CAPITAL ONE CAPITAL APPRECIATION FUND

Goal

The Fund’s goal is to provide growth of capital and income.

Strategy

The Fund attempts to achieve its goal by investing primarily in a professionally managed, diversified portfolio of common stocks. Capital One Asset Management (the “Adviser”) selects companies using traditional research techniques, including assessment of earnings and dividend growth prospects of the companies. Ordinarily, this investment management style focuses on companies with high revenue and dividend growth. However, other factors such as expected earnings and dividend growth and traditional valuation measures will also be considered. Under normal circumstances, at least 65% of the Fund’s portfolio will be invested in common stocks.

The Fund’s investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of publicly held corporations. Given prevailing market conditions, the Adviser will focus primarily on growth of capital with income being of secondary importance.

Principal Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in any single company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market. Other principal risks of investing in the Fund include the risks related to investing for growth; the risks posed by the fact that growth stocks in particular may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market developments the risks related to investing for value; and the risks posed by the fact that value stocks in particular may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

CAPITAL ONE FUNDS	2

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2006 to September 30, 2006 was 4.97%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 23.22% (quarter ended December 31, 1998). Its lowest quarterly return was (16.33)% (quarter ended September 30, 2002).

3	CAPITAL ONE FUNDS

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The after-tax returns for Class B Shares will vary. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2005)

Class A	1 Year	5 Years	10 Years	Start of Performance[1]
Return Before Taxes	1.99%	(0.46)%	8.32%	N/A
Return After Taxes on Distributions[2]	0.63%	(1.33)%	6.58%	N/A
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.78%	(0.54)%	6.61%	N/A
Class B
Return Before Taxes	0.65%	(0.61)%	N/A	6.29%
S&P 500	4.91%	0.54%	9.07%	7.32%[3]

1	Since inception performance is not shown for any class period greater than 10 years. The Fund’s Class B Shares start of performance date was December 2, 1996.
2	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
3	Since November 30, 1996.

CAPITAL ONE FUNDS	4

CAPITAL ONE LOUISIANA MUNICIPAL INCOME FUND

Goal

The Fund’s goal is to provide current income which is generally exempt from federal regular income tax and the personal income taxes imposed by the state of Louisiana. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.)

Strategy

The Fund attempts to achieve its goal by investing in a portfolio primarily limited to Louisiana municipal securities. As a matter of policy, which cannot be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its annual interest income is exempt from federal regular and Louisiana state income taxes or at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal regular and Louisiana state income taxes. The Fund may invest in long-term bonds having maturities up to 30 years. The Fund will generally purchase insured, investment grade securities of a duration appropriate to current market conditions although the Fund may also purchase uninsured, investment grade securities. In expected rising interest rate environments, the Adviser will generally choose securities of a shorter duration. In expected falling interest rate environments, the Adviser will generally choose securities of a longer duration.

As a matter of investment policy which may be changed without shareholder approval, at least 80% of the Fund’s total assets will be invested in Louisiana municipal securities. Shareholders will be notified at least 60 days in advance of any changes to this policy.

Principal Risks

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

As southern Louisiana continues to recover from the devastation resulting from Hurricane Katrina, the Fund continues to bear a somewhat higher risk of issuers being downgraded or defaulting on their obligations. In addition, the Louisiana economy is heavily dependent upon energy prices, both oil and gas. Any adverse economic conditions or developments affecting the state of Louisiana or its municipalities could impact the Fund’s portfolio. Investing in Louisiana municipal securities which meet the Fund’s quality standards may not be possible if the state of Louisiana and its municipalities do not maintain their current credit ratings.

The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s Share price and performance.

Additionally, issuers or insurers of securities purchased by the Fund may default or delay in the payment of principal and/or interest on such securities which could result in a loss to the Fund.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

5	CAPITAL ONE FUNDS

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2006 to September 30, 2006 was 2.89%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 4.85% (quarter ended December 31, 2000). Its lowest quarterly return was (1.88)% (quarter ended June 30, 2004).

CAPITAL ONE FUNDS	6

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The after-tax returns for Class B Shares will vary. The table also shows returns for the Lehman Brothers Ten Year Insured Bond Index (LB10I) and Lehman Brothers Seven Year Insured Bond Index (LB7I). Each index is an unmanaged broad-based market index. LB7I is comprised of investment grade municipal bonds with maturities close to seven years. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Each index is unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2005)

Class A	1 Year	5 Years	10 Years	Start of Performance[1]
Return Before Taxes	(1.04)%	4.00%	4.70%	N/A
Return After Taxes on Distributions[2]	(1.47)%	3.86%	4.57%	N/A
Return After Taxes on Distributions and Sale of Fund Shares[2]	1.24%	4.04%	4.66%	N/A
Class B
Return Before Taxes	(4.07)%	N/A	N/A	2.78%
LB10I3	2.89%	4.82%	5.66%	4.78%[4]
LB7I3	2.63%	4.45%	5.28%	4.45%[4]

1	Since inception performance is not shown for any class period greater than 10 years. The Fund’s Class B Shares start of performance date was November 15, 2001.
2	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
3	The Fund changed its primary benchmark to the LB7I from the LB10I, to more closely reflect the market in which the Fund primarily invests.
4	Since November 1, 2001 to December 31, 2005.

7	CAPITAL ONE FUNDS

CAPITAL ONE MID CAP EQUITY FUND

Goal

The Fund’s goal is total return.

Strategy

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in equity securities of companies that, at the time of acquisition, have a market value capitalization ranging from $500 million to $10 billion. The Fund attempts to select companies whose potential for capital appreciation exceeds that of larger capitalization stocks commensurate with increased risk. The Fund will invest primarily in equity securities of companies with above-average earnings growth prospects or in companies where significant fundamental changes are taking place. These changes could include significant new products, services, or methods of distribution; restructuring or reallocating business; or significant share price appreciation.

Principal Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in any single company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Because the Fund invests primarily in medium capitalization stocks, there are some additional risk factors associated with investments in the Fund. In particular, stocks in the medium capitalization sector of the U.S. equity market tend to be more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor’s 500 Composite Price Index (S&P 500). This is because, among other things, medium-sized companies have less-certain growth prospects than larger companies, have a lower degree of liquidity in the equity market, and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting slightly higher volatility, the stocks of medium-sized companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of medium-sized companies may decline in price as the price of large company stocks rises or vice versa. You should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

Other risks of investing in the Fund include the risks related to investing for growth; the risks posed by the fact that growth stocks in particular may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

CAPITAL ONE FUNDS	8

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Fund’s Class A Shares are the successor to a Common Trust Fund (CTF) managed by the Adviser. The performance of the CTF is used for the period prior to July 13, 1998. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2006 to September 30, 2006 was 3.32%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 24.63% (quarter ended December 31, 1998). Its lowest quarterly return was (15.07)% (quarter ended September 30, 2001).

9	CAPITAL ONE FUNDS

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The after-tax returns for Class B Shares will vary. The table also shows returns for the Standard & Poor’s 400 Index (S&P 400), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2005)

Class A1	1 Year	5 Years	10 Years	Start of Performance[2]
Return Before Taxes	8.13%	5.66%	13.24%	N/A
Return After Taxes on Distributions[3]	7.21%	5.29%	12.84%	N/A
Return After Taxes on Distributions and Sale of Fund Shares[3]	6.12%	4.81%	11.83%	N/A
Class B
Return Before Taxes	6.81%	5.49%	N/A	9.66%
S&P 400	12.56%	8.60%	14.36%	10.99%[4]

1	The Fund’s Class A Shares are the successor to a common trust fund (CTF) managed by the Adviser. At the commencement of operations for Class A Shares, the CTF's assets were transferred to the Fund in exchange for Class A Shares. The CTF was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to investment restrictions under the 1940 Act. If the CTF had been registered under the 1940 Act, the performance disclosed above may have been adversely affected.
2	Since inception performance is not shown for any class period greater than 10 years. The Fund's Class A and Class B Shares start of performance date was July 13, 1998. Performance of Class A Shares for the period prior to such date is the performance of the CTF.
3	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
4	Since July 10, 1998.

CAPITAL ONE FUNDS	10

CAPITAL ONE TOTAL RETURN BOND FUND

Goal

The Fund’s goal is to maximize total return.

Strategy

The Fund attempts to achieve its goal by investing in a diversified portfolio of investment grade U.S. government, mortgage backed, asset backed and corporate securities, as well as collateralized mortgage obligations. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its assets in bonds. Shareholders will be notified at least 60 days in advance of any changes to this policy. The Adviser allocates the Fund’s portfolio among business sectors and adjusts the credit quality of the portfolio by analyzing current economic and securities market conditions, particularly changes in interest rates and expected trends in corporate earnings. These factors also guide the selection of the maturity and the duration of portfolio securities. The Fund may invest in securities of any duration although generally, under normal conditions, the Fund’s average duration would tend toward the overall U.S. market average which is roughly 4.61 years as of September 30, 2006. The Fund will attempt to achieve the capital appreciation component of total return by adjusting the duration of the portfolio, within a range that is twenty percent above or below the U.S. market average, in response to expected changes in interest rates.

Principal Risks

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Other factors that may affect the Fund’s returns include bond defaults or increase in the risk of defaults, or early redemptions of portfolio securities. Risk of prepayment on asset backed and mortgage backed securities will also affect Fund returns.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

11	CAPITAL ONE FUNDS

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s total return for the nine-month period from January 1, 2006 to September 30, 2006 was 2.36%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 5.34% (quarter ended September 30, 2002). Its lowest quarterly return was (3.16)% (quarter ended December 31, 2001).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown in order to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Aggregate Bond Index (LBAB), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2005)

Fund	1 Year	5 Years	10 Years
Return Before Taxes	(1.72)%	3.60%	4.40%
Return After Taxes on Distributions[1]	(3.21)%	1.74%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares[1]	(1.12)%	1.95%	2.40%
LBAB	2.43%	5.87%	6.16%

1	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

CAPITAL ONE FUNDS	12

CAPITAL ONE U.S. GOVERNMENT INCOME FUND

Goal

The Fund’s goal is to provide current income.

Strategy

Current income includes, in general, discount earned on U.S. Treasury bills and agency discount notes, interest earned on all other U.S. government securities and mortgage-related securities, and short-term capital gains. The Fund attempts to achieve its goal by investing in investment grade securities which are guaranteed as to payment of principal and interest by the U.S. government or U.S. government agencies or instrumentalities. As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s total assets will be invested in such U.S. government securities. Shareholders will be notified at least 60 days in advance of any changes to this policy. Under normal circumstances, the average duration of the Fund’s holdings will be within 20% of the overall U.S. government intermediate term market average (as of September 30, 2006, 3.28 years). The Fund may also invest in corporate bonds, asset backed securities and certain privately issued mortgage-related securities, such as investment banking firms and companies related to the construction industry. The mortgage-related securities in which the Fund may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of any agency or instrumentality of the U.S. government.

The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

Principal Risks

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Other factors that may affect the Fund’s returns include bond defaults or increase in the risk of defaults, or early redemptions of portfolio securities. Risk of

13	CAPITAL ONE FUNDS

prepayment on asset backed and mortgage-backed securities will also affect Fund returns. Because issuers of companies providing credit enhancement with regard to a Fund’s securities may be concentrated in certain industry sectors, the creditworthiness of the Fund’s securities may be adversely affected by developments that affect such sectors.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s total return for the nine-month period from January 1, 2006 to September 30, 2006 was 2.81%.

Within the period shown in the bar chart, the Fund’s highest quarterly return was 4.29% (quarter ended September 30, 1998). Its lowest quarterly return was (2.42)% (quarter ended June 30, 2004).

CAPITAL ONE FUNDS	14

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown in order to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Intermediate Government Index (LBIG) and the Lehman Brothers U.S. Government Income Blend (LBG). Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The indices are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2005)

Fund	1 Year	5 Years	10 Years
Return Before Taxes	(1.72)%	3.82%	4.83%
Return After Taxes on Distributions[1]	(3.19)%	2.02%	2.68%
Return After Taxes on Distributions and Sale of Fund Shares[1]	(1.12)%	2.17%	2.77%
LBIG	1.68%	4.82%	5.50%
LBG[2]	2.16%	5.13%	5.84%

1	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
2	The unmanaged LBG is a custom blended index comprised of the LBIG (50%) and the Lehman Brothers Mortgage Index (50%).

15	CAPITAL ONE FUNDS

CAPITAL ONE CASH RESERVE FUND

Goal

The Fund is a money market fund which seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s goal is current income consistent with stability of principal.

Strategy

The Fund’s portfolio consists of high quality money market instruments maturing in 397 days or less. As a matter of policy, which cannot be changed without shareholder approval, the average maturity of the securities in the Fund’s portfolio, computed on a dollar- weighted basis, will be 120 days or less. As a matter of operating policy, which may be changed without shareholder approval, the Fund will limit the average maturity of its portfolio to 90 days or less, in order to meet regulatory requirements. The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations (NRSROs) or are of comparable quality to securities having such ratings. The Fund invests only in instruments denominated and payable in U.S. dollars.

Principal Risks

Even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any government agency.

Generally, in excess of 50% of the total assets of the Fund will be invested in commercial paper and variable rate demand notes. Commercial paper issued by finance companies will comprise more than 25% of the Fund’s total assets, unless the Fund is in a temporary defensive position as a result of economic conditions. These policies may not be changed without shareholder approval. Concentration of the Fund’s portfolio in such obligations may entail additional risks which are not encountered by funds with more diversified portfolios including credit risk to such finance companies and temporary demand and supply imbalances.

While there is no assurance that the Cash Reserve Fund and U.S. Treasury Money Market Fund (together, the Money Market Funds) will achieve their respective investment goals, they endeavor to do so by following the strategies and policies described in this prospectus and by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act) which regulates money market funds.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

CAPITAL ONE FUNDS	16

Risk/Return Bar Chart and Table

Historically, the Fund has maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-end basis.

The Fund’s Class A Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2006 to September 30, 2006 was 3.34%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 1.41% (quarter ended December 31, 2000). Its lowest quarterly return was 0.12% (quarter ended June 30, 2004).

Average Annual Total Return Table

The following table represents the Fund’s Average Annual Total Returns for the calendar periods ended December 31, 2005.

	1 Year	5 Years	10 Years	Start of Performance[1]
Class A	2.67%	1.69%	3.22%	N/A
Class B	(2.99)%	1.00%	N/A	2.21%

1	Since inception performance is not shown for any class period greater than 10 years. The Fund’s Class B Shares start of performance date was September 4, 1998.

The Fund’s Class A Shares and Class B Shares 7-Day Net Yield as of December 31, 2005 were 3.69% and 3.54%, respectively. You may call the Fund at 1-800-999-0426 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns.

17	CAPITAL ONE FUNDS

CAPITAL ONE U.S. TREASURY MONEY MARKET FUND

Goal

The Fund is a money market fund which seeks to maintain a stable NAV of $1.00 per Share. The Fund’s goal is current income consistent with stability of principal and liquidity.

Strategy

The Fund pursues its goal by investing in a portfolio of short-term U.S. Treasury obligations which are issued by the U.S. government and are fully guaranteed as to payment of principal and interest by the United States. As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in U.S. Treasury obligations and repurchase agreements backed by U.S. Treasury obligations. Shareholders will be notified at least 60 days in advance of any changes to this policy. The Fund invests only in short-term U.S. Treasury obligations maturing in 397 days or less. The average maturity of the U.S. Treasury obligations in the Fund’s portfolio, computed on a dollar-weighted basis, will be 90 days or less.

Principal Risks

Even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any government agency.

Although the Fund invests in U.S. Treasury securities that are backed by the full faith and credit of the United States, Fund Shares, themselves, are not guaranteed or supported by the U.S. government.

While there is no assurance that the Cash Reserve Fund and U.S. Treasury Money Market Fund (together, the Money Market Funds) will achieve their respective investment goals, they endeavor to do so by following the strategies and policies described in this prospectus and by complying with the diversification and other requirements of Rule 2a-7 under the 1940 Act which regulates money market funds.

In addition to the principal investment risks stated above, the Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

CAPITAL ONE FUNDS	18

Risk/Return Bar Chart and Table

Historically, the Fund has maintained a constant $1.00 NAV per share. The bar chart shows the variability of the Fund’s total returns on a calendar year-end basis.

The Fund’s Shares are not sold subject to a sales charge (load). The total returns displayed above are based upon NAV.

The Fund’s total return for the nine-month period from January 1, 2006 to September 30, 2006 was 3.07%.

Within the period shown in the bar chart, the Fund’s highest quarterly return was 1.45% (quarters ended September 30, 2000 and December 31, 2000). Its lowest quarterly return was 0.07% (quarter ended June 30, 2004).

Average Annual Total Return Table

The following table represents the Fund’s Average Annual Total Returns for calendar periods ended December 31, 2005.

Calendar Period	Fund
1 Year	2.33%
5 Years	1.54%
10 Years	3.20%

The Fund’s 7-Day Net Yield as of December 31, 2005 was 3.35%. You may call the Fund at 1-800-999-0426 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns.

19	CAPITAL ONE FUNDS

PRINCIPAL RISKS OF INVESTING IN A FUND

In addition to the risks set forth below that are specific to an investment in a particular Fund, there are risks common to all mutual funds.

For example, a Fund’s share price may decline and an investor could lose money. It is possible to lose money by investing in any of the Capital One Funds. Also, there is no assurance that a Fund will achieve its investment goal.

	Capital Appreciation Fund	Louisiana Municipal Income Fund	Mid Cap Equity Fund	Total Return Bond Fund	U.S. Government Income Fund	Cash Reserve Fund	U.S. Treasury Money Market Fund
Stock Market Risk[1]	✓		✓
Sector Risk[2]	✓	✓	✓	✓	✓
Liquidity Risk[3]			✓
Investing for Growth[4]	✓		✓
Investing for Value[5]	✓		✓
Company Size Risk[6]			✓
Credit Risks[7]		✓		✓	✓	✓	✓
Interest Rate Risk[8]		✓		✓	✓	✓	✓
Prepayment Risk[9]		✓		✓	✓
Call Risk[10]		✓		✓	✓
Tax Risks[11]		✓
Risks of Investing in Louisiana[12]		✓

1	The value of equity securities rise and fall.
2	Because issuers or companies providing credit enhancement with regard to a Fund’s securities may be concentrated in certain industry sectors, the creditworthiness of the Fund’s securities may be adversely affected by developments which adversely affect such sectors.
3	Limited trading opportunities for certain securities and the inability to sell a security at will could result in losses to a Fund.
4	Growth stocks, in particular, may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.
5	Value stocks, in particular, may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development.
6	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.
7	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
8	Prices of fixed income securities rise and fall in response to interest rate changes.
9	When interest rates decline, unscheduled prepayments of principal could accelerate and require the Fund to reinvest the proceeds of the prepayments at lower interest rates.
10	A Fund’s performance may be adversely affected by the possibility that an issuer of a security held by a Fund may redeem the security prior to maturity at a price below its current market value.
11	Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in the federal or a state’s tax law, could adversely affect shareholders of a Fund.
12	Any economic, political, or regulatory developments affecting the value of the securities in the Fund’s portfolio could have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. As southern Louisiana continues to recover from the devastation resulting from Hurricane Katrina, the Fund continues to bear a somewhat higher risk of issuers being downgraded or defaulting on their obligations. The Louisiana economy is heavily dependent upon energy prices, both oil and gas. Any adverse economic conditions or developments affecting the state of Louisiana or its municipalities could impact the Fund’s portfolio. Investing in Louisiana municipal securities which meet the Fund’s quality standards may not be possible if the state of Louisiana and its municipalities do not maintain their current credit ratings.

CAPITAL ONE FUNDS	20

WHAT ARE THE EQUITY FUNDS’ AND INCOME FUNDS’ FEES AND EXPENSES?

EQUITY FUNDS AND INCOME FUNDS

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.

	Capital Appreciation Fund Class A Shares	Capital Appreciation Fund Class B Shares	Louisiana Municipal Income Fund Class A Shares	Louisiana Municipal Income Fund Class B Shares	Mid Cap Equity Fund Class A Shares	Mid Cap Equity Fund Class B Shares	Total Return Bond Fund	U.S. Government Income Fund
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.50%	None	3.00%	None	4.50%	None	3.00%	3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None	None	None	None	None	None	None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.50%[1]	None	5.50%[1]	None	5.50%[1]	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (Before Waivers)[2] (As a percentage of average net assets)
Management Fee[3]	0.75%	0.75%	0.45%	0.45%	0.75%	0.75%	0.50%	0.45%
Distribution (12b-1 Fee)[4]	0.25%	0.75%	0.25%	0.75%	0.25%	0.75%	0.25%	0.25%
Shareholder Services Fee	None	0.25%	None	0.25%	None	0.25%	None	None
Other Expenses	0.20%	0.20%	0.35%	0.35%	0.24%	0.24%	0.32%	0.24%
Total Annual Fund Operating Expenses	1.20%	1.95%[5]	1.05%	1.80%[5]	1.24%	1.99%[5]	1.07%	0.94%
1	The contingent deferred sales charge is 5.50% in the first year, declining to 1.00% in the sixth year and then 0.00% thereafter. See “What Do Shares Cost—Sales Charge When You Redeem.”
2	Percentages shown are based on expenses for the entire fiscal year ended August 31, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and previous distributor waived certain amounts. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended August 31, 2006.

Total Waiver of Fund Expenses	0.00%	0.00%	-0.36%	-0.26%	0.00%	0.00%	-0.27%	-0.34%
Total Actual Annual Fund Operating Expenses (after waivers)	1.20%	1.95%	0.69%	1.54%	1.24%	1.99%	0.80%	0.60%
3	The Adviser voluntarily waived a portion of the management fee of the Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund. This voluntary waiver can be terminated at any time. The management fee paid by the Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund (after the voluntary waiver) was 0.19%, 0.26% and 0.21%, respectively, for the fiscal year ended August 31, 2006.
4	The distribution (12b-1) fee for the Louisiana Municipal Income Fund’s Class A Shares and U.S. Government Income Fund has been voluntarily reduced. This voluntary reduction can be terminated at any time. The distribution (12b-1) fee paid by the Louisiana Municipal Income Fund’s Class A Shares and U.S. Government Income Fund (after the voluntary waiver) was 0.15% for both Funds for the fiscal year ended August 31, 2006.
5	After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the 15th of the following month. Class A Shares incur lower operating expenses than Class B Shares.

21	CAPITAL ONE FUNDS

EXAMPLE

This Example is intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeemed all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Expenses assuming redemption
Capital Appreciation Fund—Class A Shares	$567	$814	$1,080	$1,839
Capital Appreciation Fund—Class B Shares	$748	$1,012	$1,252	$2,080
Louisiana Municipal Income Fund—Class A Shares	$404	$624	$862	$1,544
Louisiana Municipal Income Fund—Class B Shares	$733	$966	$1,175	$1,919
Mid Cap Equity Fund—Class A Shares	$571	$826	$1,100	$1,882
Mid Cap Equity Fund— Class B Shares	$752	$1,024	$1,273	$2,123
Total Return Bond Fund	$406	$630	$872	$1,566
U.S. Government Income Fund	$393	$591	$804	$1,420
Expenses assuming no redemption
Capital Appreciation Fund—Class B Shares	$198	$612	$1,052	$2,080
Louisiana Municipal Income Fund—Class B Shares	$183	$566	$975	$1,919
Mid Cap Equity Fund— Class B Shares	$202	$624	$1,073	$2,123

CAPITAL ONE FUNDS	22

WHAT ARE THE MONEY MARKET FUNDS’ FEES AND EXPENSES?

MONEY MARKET FUNDS

FEES AND EXPENSES

This table describes the fees and expenses that you pay if you buy and hold Shares of the Funds.

	Cash Reserve Fund Class A Shares	Cash Reserve Fund Class B Shares	U.S. Treasury Money Market Fund
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)	None	None	None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.50%[1]	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers)[2] (As percentage of average net assets)
Management Fees[3]	0.40%	0.40%	0.40%
Distribution (12b-1 fee)[4]	0.25%	0.75%	0.25%
Shareholder Services Fee	None	0.25%	None
Other Expenses	0.24%	0.24%	0.21%
Total Annual Fund Operating Expenses	0.89%	1.64%[5]	0.86%
1	The contingent deferred sales charge is 5.50% in the first year, declining to 1.00% in the sixth year and then 0.00% thereafter. See “What Do Shares Cost—Sales Charge When You Redeem.”
2	Percentages shown are based on expenses for the entire fiscal year ended August 31, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and previous distributor waived certain amounts. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended August 31, 2006.

Total Waiver of Fund Expenses	-0.41%	-1.01%	-0.28%
Total Actual Annual Fund Operating Expenses (after waivers)	0.48%	0.63%	0.58%
3	The Adviser voluntarily waived a portion of the management fee of the Cash Reserve Fund and the U.S. Treasury Money Market Fund. This voluntary waiver can be terminated at any time. The management fee paid by the Cash Reserve Fund and the U.S. Treasury Money Market Fund (after the voluntary waiver) was 0.14% and 0.37%, respectively, for the fiscal year ended August 31, 2006.
4	The distribution (12b-1) fee for the Cash Reserve Fund’s Class A Shares and Class B Shares has been voluntarily reduced. This voluntary reduction can be terminated at any time. The distribution (12b-1) fee paid by the Cash Reserve Fund’s Class A Shares and Class B Shares (after the voluntary waiver) were 0.10% and 0.00%, respectively. Under a Rule 12b-1 distribution plan, U.S. Treasury Money Market Fund can pay the distributor up to 0.25% as a 12b-1 fee. The U.S. Treasury Money Market Fund did not pay or accrue the distribution (12b-1) fee during the fiscal year ended August 31, 2006. The U.S. Treasury Money Market Fund has no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending August 31, 2007.
5	After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the 15th of the following month. Class A Shares incur lower operating expenses than Class B Shares.

23	CAPITAL ONE FUNDS

EXAMPLE

This Example is intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are before waivers as shown in the table and remain the same. Wire-transferred redemption of less than $5,000 may be subject to additional fees. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Expenses assuming redemption
Cash Reserve Fund Class A Shares	$91	$284	$493	$1,096
Cash Reserve Fund Class B Shares	$717	$917	$1,092	$1,743
U.S. Treasury Money Market Fund	$88	$274	$477	$1,061
Expenses assuming no redemption
Cash Reserve Fund Class B Shares	$167	$517	$892	$1,743

PRINCIPAL SECURITIES IN WHICH THE FUNDS INVEST

■	The Capital Appreciation Fund and the Mid Cap Equity Fund invest principally in equity securities, including common stocks.
■	The Louisiana Municipal Income Fund invests principally in tax exempt securities, including general obligation bonds and special revenue bonds.
■	The Total Return Bond Fund invests principally in fixed income securities, including treasury securities and corporate debt securities, in addition to mortgage backed securities, collateralized mortgage obligations and asset backed securities.
■	The U.S. Government Income Fund invests principally in fixed income securities, including treasury securities and agency securities, as well as collateralized mortgage obligations.
■	The Cash Reserve Fund invests principally in fixed income securities (money market instruments), including corporate debt securities, commercial paper and demand instruments, as well as repurchase agreements.
■	The U.S. Treasury Money Market Fund invests principally in fixed income securities (money market instruments), including U.S. Treasury securities as well as repurchase agreements.

The following are descriptions of each of these principal types of investments.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Funds invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

CAPITAL ONE FUNDS	24

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. A security’s yield measures the annual income earned on a security as a percentage of its price.

A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations. Generally, these GSE securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may

25	CAPITAL ONE FUNDS

receive amounts otherwise payable to the holders of

subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

MORTGAGE BACKED SECURITIES

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass- through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

ASSET BACKED SECURITIES

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs (interest-only strips) and POs (principal-only strips).

TAX EXEMPT SECURITIES

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment. Louisiana Municipal Income Fund invests in debt obligations, including industrial development bonds, issued on behalf of the state of Louisiana, its political subdivisions or agencies and debt obligations issued by or on behalf of any state, territory or possession of the United States, including

CAPITAL ONE FUNDS	26

the District of Columbia, or any political subdivision or agency of any of these. Louisiana municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Louisiana municipal securities include industrial development and pollution control bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The interest from the municipal securities in which the Louisiana Municipal Income Fund invests is, in the opinion of bond counsel for the issuers, or in the opinion of officers of the Capital One Funds and/or the Adviser to the Fund, exempt from both federal regular income tax and the personal income tax imposed by the state of Louisiana. (Municipal securities not issued by the state of Louisiana, its political subdivisions or agencies, which may generate interest income subject to the Louisiana personal income tax, may also be purchased by the Fund.)

General Obligation Bonds

General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds.

Therefore, a shortfall in the tolls normally would result in a default on the bonds.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

A Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Temporary Defensive Investments

During times of unusual market conditions, for defensive purposes and to maintain liquidity, Capital Appreciation Fund, Mid Cap Equity Fund, Total Return Bond Fund, and U.S. Government Income Fund may invest in cash and money market instruments, such as the following:

■

prime commercial paper (rated A-2 or above by Standard & Poor’s (S&P), Prime-2 or above by Moody’s Investors Service (Moody’s), or F-2 or above by Fitch Ratings (Fitch)) and Europaper (rated A-2 or above or Prime-2 or above). In the case where commercial paper or Europaper has received different ratings from different NRSROs, such

27	CAPITAL ONE FUNDS

commercial paper or Europaper is an acceptable temporary investment so long as at least one rating is one of the preceding high-quality ratings and provided the Adviser has determined that such investment presents minimal credit risks;

■	instruments of domestic and foreign banks and savings associations having capital, surplus, and undivided profits of over $100 million or if the principal amount of the instrument is insured by the FDIC or the Savings Association Insurance Fund (“SAIF”). These instruments include certificates of deposit, demand and time deposits, savings shares, ECDs, ETDs, Canadian Time Deposits, and bankers’ acceptances;
■	securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities;
■	repurchase agreements; and
■	other short-term money market instruments which are not rated but are determined by the Adviser to be of comparable quality to the other temporary obligations in which the Funds may invest.

Louisiana Municipal Income Fund may, from time to time, on a temporary basis, or when the Adviser determines that market conditions call for a temporary defensive posture, invest in short-term tax exempt or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements. Louisiana Municipal Income Fund has no rating requirements applicable to temporary investments. However, the Adviser will limit temporary investments to those it considers to be of high quality. Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax.

For defensive purposes only, Total Return Bond Fund may also invest in acceptable investments of the Fund with short-term maturities.

Funds employing defensive tactics may not attain their stated goal relative to the period during which such tactics are employed.

INVESTMENT RATINGS

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSRO. For example, Standard & Poors (“S&P”), a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on its assessment of the likelihood of the issuer’s ability to pay interest and principal when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade. The U.S. Government Income Fund may invest in corporate bonds rated A or better by S&P, Moody’s or Fitch. The Louisiana Municipal Income Fund and Total Return Bond Fund each invest in securities rated Baa or better by Moody’s or BBB or better by S&P or Fitch.

Money market instruments and commercial paper in which the Funds normally invest are rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s or F-1 or F-2 by Fitch.

The notes, warrants, rights and convertible securities in which the Funds invest are rated at least BBB by S&P or Fitch, or at least Baa by Moody’s, or if not rated, are determined by the Adviser to be of comparable quality.

The securities in which the Cash Reserve Fund invests must be rated in the highest short-term rating categories by one or more NRSROs or be deemed by the Adviser to be of comparable quality to securities having such ratings. The Fund has been rated AAA by Moody’s and in the highest class of acceptable investments by the National Association of Insurance Companies.

CAPITAL ONE FUNDS	28

If a security loses its rating or has its rating reduced after a Fund purchases it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

INDUSTRY CONCENTRATION

As previously stated, the Cash Reserve Fund may invest 25% or more of its assets in commercial paper and variable rate demand notes. Generally, in excess of 50% of the total assets of the Fund will be invested in commercial paper and variable rate demand notes. Commercial paper issued by finance companies will comprise more than 25% of the Fund’s total assets, unless the Fund is in a temporary defensive position as a result of economic conditions. These policies may not be changed without shareholder approval. Concentration of the Fund’s portfolio in such obligations may entail additional risks which are not encountered by funds with more diversified portfolios including credit risk to such finance companies and temporary demand and supply imbalances.

PORTFOLIO TURNOVER

The Capital Appreciation Fund, Mid Cap Equity Fund and Total Return Bond Fund actively trade portfolio securities in an attempt to achieve their respective goal. Active trading will cause a Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on the Fund’s performance.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN A FUND?

STOCK MARKET RISKS

■	The value of equity securities in a Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund’s Share price may decline.
■	The Adviser attempts to manage market risk by limiting the amount a Fund invests in each company’s equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

SECTOR RISKS

■	Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

LIQUIDITY RISKS

■	Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS RELATED TO INVESTING FOR GROWTH

■

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely

29	CAPITAL ONE FUNDS

affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

■	Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS RELATED TO COMPANY SIZE

■	Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
■	Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

INTEREST RATE RISKS

■	Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
■	Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

■	Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.
■	Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.
■	Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
■	Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■	Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

PREPAYMENT RISKS

■

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal

CAPITAL ONE FUNDS	30

may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

■	Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

CALL RISKS

■	Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.
■	If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

TAX RISKS

■	In order to be tax exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Louisiana Municipal Income Fund to shareholders to be taxable.
■	Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

RISKS OF INVESTING IN LOUISIANA MUNICIPAL INCOME FUND

Yields on Louisiana municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal security markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. The ability of Louisiana Municipal Income Fund to achieve its goal also depends on the continuing ability of the issuers of Louisiana municipal securities to meet their obligations for the payment of interest and principal when due.

As southern Louisiana continues to recover from the devastation resulting from Hurricane Katrina, the Fund continues to bear a somewhat higher risk of issuers being downgraded or defaulting on their obligations. Further, the Louisiana economy is predominated by oil and gas; both the exploration and production. Any adverse economic conditions or developments affecting these industries, the state of Louisiana or its municipalities could impact Louisiana Municipal Income Fund’s portfolio. Investing in Louisiana municipal securities which meet Louisiana Municipal Income Fund’s quality standards may not be possible if the state of Louisiana and its municipalities do not maintain their current credit ratings.

31	CAPITAL ONE FUNDS

The Louisiana Municipal Income Fund may invest more than 25% of the value of its total assets in industrial development and pollution control bonds, which may result in more than 25% of the Fund’s total assets being invested in one industry. The Fund may also invest more than 25% of its assets in housing bonds, which are revenue bonds. Legislative actions at the state or federal level, changes in national or regional economic conditions, or changes in the quality of mortgages securing some housing bonds are some of the factors that could affect housing bonds.

Other factors that may affect the Fund’s returns include bond defaults or increase in the risk of defaults, or early redemptions of portfolio securities.

Non-diversification

The Louisiana Municipal Income Fund is a non-diversified investment company. An investment in the Fund, therefore, may entail greater risk than would exist in a diversified investment company because the higher percentage of investments across fewer issuers could result in greater fluctuation in the total market value of the Fund’s portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund’s portfolio could have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. The Fund will attempt to minimize the risks associated with a non-diversified portfolio by limiting, with respect to 75% of the Fund’s total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of the Fund’s total assets could be invested in a single issuer, but only if the Adviser believes such a strategy to be appropriate. In addition, the Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, and money market instruments) which exceed 5% of the Fund’s total assets, not exceed 50% of the value of the Fund’s total assets.

WHAT DO SHARES COST?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund and U.S. Government Income Fund (collectively, the Equity and Income Funds) receive your transaction request in proper form (as described in this prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). Each class calculates the NAV by dividing the value of the Fund’s assets attributable to that class, minus all liabilities attributable to that class, by the number of shares outstanding of that class. From time to time a Fund may purchase foreign securities that trade on foreign markets on days the NYSE is closed. Thus, the value of a Fund’s assets may change on days you cannot purchase or redeem Shares. The NAV of the Equity Funds and Income Funds is determined at the end of regular trading (normally 3:00 p.m. Central time) each day the NYSE is open.

The Capital Appreciation Fund and Mid Cap Equity Fund generally value equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

The Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund generally value fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

If prices are not available from an independent pricing service, securities traded in the over-the-counter

CAPITAL ONE FUNDS	32

market are generally valued according to the mean between the last bid and the last asked price for the security as provided by an investment dealer or other financial institution that deals in the security.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds’ Board of Trustees (“Board”).

The Funds may use the fair value of a security to calculate their NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which a Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time as of which NAV is calculated.

The following is a list of events that might be considered significant: announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price for the Equity Funds and by an independent pricing service for the Income Funds or based on market quotations.

The Cash Reserve Fund and U.S. Treasury Money Market Fund (the Money Market Funds) attempt to stabilize the NAV of their Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The Funds cannot guarantee that their NAV will always remain at $1.00 per Share. The Money Market Funds do not charge a front-end sales charge. When the Money Market Funds receive your transaction request in proper form (as described in this prospectus), it is processed at the next determined NAV. NAV of the Money Market Funds is determined at 11:00 a.m. (Central time) and as of the end of regular trading (normally 3:00 p.m. Central time) each day the NYSE and the Federal Reserve is open.

33	CAPITAL ONE FUNDS

Each of the Funds reserve the ability to modify, in response to and for the duration of any extraordinary circumstances, when the Funds will be open for purchase, exchange and redemption transactions and when the Funds will calculate NAV.

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in a Fund. Keep in mind that investment professionals may also charge you fees for their services in connection with your Share transactions.

With respect to the Money Market Funds, if the investment is in a retirement plan, the minimum initial investment is $250. The Funds may choose to waive these minimum investment requirements for Capital One, N.A. or its affiliates and for directors and employees of Capital One, N.A. and the immediate family members of these individuals.

	Minimum Initial/ Subsequent Investment Amounts	Maximum Sales Charges
Fund/Shares Offered		Front- End Sales Charge[1]	Contingent Deferred Sales Charge[2]
Capital Appreciation Fund Mid Cap Equity Fund Class A Shares	$1,000/$100	4.50%	0.00%
Louisiana Municipal Income Fund Class A Shares	$1,000/$100	3.00%	0.00%
Total Return Bond Fund U.S. Government Income Fund Shares	$1,000/$100	3.00%	0.00%
Cash Reserve Fund Class A Shares	$1,000/$100	None	None
Capital Appreciation Fund Mid Cap Equity Fund Louisiana Municipal Income Fund Cash Reserve Fund Class B Shares	$1,000/$100	None	5.50%
U.S. Treasury Money Market Fund Shares	$1,000/$100	None	None

1	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”
2	See “Sales Charge When You Redeem.”

SALES CHARGE WHEN YOU PURCHASE

Each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to investment professionals, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your investment professional.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares of Capital Appreciation Fund, Mid Cap Equity Fund, Louisiana Municipal Income Fund and Shares of Total Return Bond Fund and U.S. Government Income Fund. Purchases of these Shares in sufficient quantities are subject to a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charge When You Purchase.”) On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years).

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares does not always make them preferable to Class A Shares.

CAPITAL ONE FUNDS	34

EQUITY FUNDS

Class A Shares of Capital Appreciation Fund and Mid Cap Equity Fund are sold with a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
$0 - $99,999	4.50%	4.71%
$100,000 - $249,000	3.75%	3.90%
$250,000 - $499,000	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%

* For transactions in excess of $1,000,000, a commission may be paid. If such a commission has been paid, the shareholder will be charged a 1% contingent deferred sales charge on any redemptions within 24 months of such purchase.

INCOME FUNDS

Class A Shares of the Louisiana Municipal Income Fund and Shares of the Total Return Bond Fund and U.S. Government Income Fund are sold with a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
$0 - $99,999	3.00%	3.09%
$100,000 - $249,000	2.75%	2.83%
$250,000 - $499,000	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%

* For transactions in excess of $1,000,000, a commission may be paid. If such a commission has been paid, the shareholder will be charged a 1% contingent deferred sales charge on any redemptions within 24 months of such purchase.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Funds are indicated in the previous tables.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your investment professional or the Distributor of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Equity Funds or Income Funds held directly or through an investment professional or through a single-participant retirement account by you, your spouse, and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs, or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your investment professional or the Distributor certain information on your application and may be required to provide account statements regarding Qualifying Accounts. If you purchase through an investment professional, you may be asked to provide additional information and records as required by the investment professional. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on the Capital One Funds’ website free of charge, this information is not disclosed separately on the website.

35	CAPITAL ONE FUNDS

Contingent upon notification to the Distributor, the sales charge at purchase may be reduced or eliminated by:

Larger Purchases

■	purchasing Shares in greater quantities to reduce the applicable sales charge;

Concurrent Purchases

■	combining concurrent purchases of Shares:

–by you, your spouse, and your children under age 21; or

–made by a Qualifying Account in the same share class of two or more Funds (other than Money Market Funds);

Accumulated Purchases

■	accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in a Fund); or

Letter of Intent

■	signing a letter of intent to purchase a qualifying amount of Shares within 13 months (call your investment professional or the Fund for more information).

A Fund may also permit purchases without a sales charge from time to time, at its own discretion.

ELIMINATING THE SALES CHARGE

Contingent upon notification to the Distributor, the sales charge will be eliminated when you purchase Shares:

■	within 30 days (within 120 days for IRA accounts) of redeeming Shares of an equal or greater amount of the same share class;
■	by exchanging Shares from the same share class of another Fund (other than a Money Market Fund);
■	through wrap accounts or other investment programs where you pay the investment professional directly for services;
■	through investment professionals that receive no portion of the sales charge;
■	as a Trustee or employee of the Funds, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals;
■	as a shareholder that originally became a shareholder of a Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
■	through the Trust Division of Capital One, N.A or other affiliates of Capital One, for Funds which are held in a fiduciary, agency, custodial or similar capacity; or
■	of any Class A Shares in excess of $1,000,000.*

* For transactions in excess of $1,000,000, a commission may be paid. If such a commission has been paid, the shareholder will be charged a 1% contingent deferred sales charge on any redemptions within 24 months of such purchase.

SALES CHARGE WHEN YOU REDEEM

Redemption proceeds of Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC). In addition, as noted above, for transactions in Class A Shares in excess of $1,000,000, if a commission was paid by the Distributor to the relevant investment professional or intermediary dealer, the shareholder will be charged a 1% contingent deferred sales charge on any redemptions within 24 months of such purchase.

To keep the sales charge as low as possible, the Funds redeem your Shares in this order:

■	Shares acquired through the reinvestment of dividends and long-term capital gains;
■	Shares held for more than six full years from the date of purchase; and
■	Shares held for fewer than seven years on a first-in, first-out basis.

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

CAPITAL ONE FUNDS	36

Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund
Shares Held Up To	CDSC
1 year	5.50%
2 years	4.50%
3 years	4.00%
4 years	3.00%
5 years	2.00%
6 years	1.00%
7 years of more	0.00%

If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your investment professional should notify the Distributor at the time of redemption. If the Distributor is not notified, the CDSC will apply.

Contingent upon notification to the Distributor, you will not be charged a CDSC when redeeming Class B Shares:

■	purchased with reinvested dividends or capital gains;
■	purchased within 30 days (120 days for an IRA account) of redeeming Shares of an equal or lesser amount;
■	that you exchanged into the same share class of another Capital One Fund if the Shares were held for the applicable CDSC holding period (other than a money market fund);
■	purchased through investment professionals who did not receive advanced sales payments;
■	if, after you purchase Shares, you become disabled as defined by the IRS;
■	if a Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;
■	if your redemption is a required retirement plan distribution; or
■	upon the death of the last surviving shareholder of the account. The beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder of the account.

CONVERSION FEATURE

Class B Shares include all Class B Shares which have been outstanding for less than the period ending eight years after the end of the month in which the shareholder’s order to purchase Class B Shares was accepted. At the end of this eight-year period, Class B Shares will automatically convert to Class A Shares on or about the 15th of the following month of, as applicable, Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund or Cash Reserve Fund, in which case the Shares will be subject to a lower Rule 12b-1 distribution fee which is assessed on Class A Shares and will no longer be subject to a shareholder services fee. Such conversion will be on the basis of the relative NAV of the two classes, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution-related expenses. This conversion is a non-taxable event.

For purposes of conversion to Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid on Class B Shares in a shareholder’s Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder’s Fund account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently.

37	CAPITAL ONE FUNDS

HOW ARE THE FUNDS SOLD?

The Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund each offer two Share classes: Class A Shares and Class B Shares, each representing interests in a single portfolio of securities. Total Return Bond Fund, U.S. Government Income Fund and U.S. Treasury Money Market Fund each offer a single class of Shares.

The Funds’ Distributor markets the Funds’ Shares described in this prospectus to institutions or individuals, directly or through investment professionals.

When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares.

The Louisiana Municipal Income Fund may not be a suitable investment for retirement plans or for non-Louisiana taxpayers because it invests in Louisiana municipal securities.

RULE 12B-1 PLAN

The Funds have adopted a Rule 12b-1 Plan, which allows each Fund to pay fees for marketing and administrative services to the Distributor and investment professionals for the sale, distribution, administration and customer servicing of a Fund’s Shares. Because the Funds pay marketing and administrative fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

The Distributor may be paid a fee in an amount computed at an annual rate of up to 0.25% for Class A Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund, up to 0.25% for Shares of the Total Return Bond Fund, U.S. Government Income Fund and the U.S. Treasury Money Market Fund and up to 0.75% for Class B Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund of the average daily net assets of each class of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan.

HOW TO PURCHASE SHARES

You may purchase Shares through Capital One, N.A.,), Capital One Investments, LLC (COLLC), an investment professional (broker/dealer) or certain other financial institutions (“Shareholder Servicing Agent”). Shares of the Money Market Funds may be purchased directly from the Distributor. Payment should be made in U.S. dollars and drawn on a U.S. bank. The Funds reserve the right to reject any request to purchase or exchange Shares. For example, to protect against check fraud, the Funds may reject any purchase request involving a check that is not made payable to Capital One Funds (including but not limited to, requests to purchase Shares using third-party checks), money orders or travelers checks, or involving temporary checks or credit card checks.

THROUGH COLLC

■	You may call COLLC toll-free at 1-800-999-0426 to purchase Shares of all the Funds. Texas residents may purchase Shares only through COLLC.

Purchase orders for the Funds (except the Money Market Funds) are considered received when the appropriate Fund or its agent is notified of the purchase order. Purchase orders must be received by Capital One, N.A. or COLLC before 3:00 p.m. (Central time) and must be transmitted by Capital One, N.A. or COLLC to the appropriate Fund or its agent before 4:00 p.m. (Central time) in order for Shares to be purchased at that day’s public offering price.

Payment for Shares of the Money Market Funds may be made either by check or federal funds. Payment by check must be included with the order.

CAPITAL ONE FUNDS	38

Purchase orders for the Money Market Funds are considered received after payment by check is converted into federal funds. When payment is made with federal funds, the order is considered received immediately. Purchase orders must be received before 2:00 p.m. (Central time), and payment by wire must be received by the close of the Federal Reserve wire transfer system the same day as the order to receive that day’s dividend. Purchase orders for the Money Market Funds may still be placed after 2:00 p.m. (Central time) but payment for such orders by federal funds must be received on the next business day and you will not earn dividends for that day. If your check does not clear, your purchase order will be canceled and you could be liable for any losses or fees the Funds or their transfer agent incurs.

Federal funds should be wired as follows:

Capital One, N.A.,

New Orleans, Louisiana

All requests must include:

■	Shareholder Name;
■	Fund Name and Share Class;
■	Title or name of account;
■	and Wire Order Number.

You cannot purchase Shares by wire on holidays or when the Federal Reserve is closed. On days in which the NYSE is open and the Federal Reserve is closed, transactions in the Money Market Funds are restricted. Money movement cannot occur when the Federal Reserve is closed.

THROUGH A BROKER/DEALER

■	You may place an order through brokers and dealers to purchase Shares of the Funds (except U.S. Treasury Money Market Fund and Class A Shares of Cash Reserve Fund). Shares will be purchased at the public offering price next determined after the Fund receives the purchase request from Capital One, N.A or COLLC, which forwards the request to the transfer agent.
■	Purchase requests through registered broker/dealers must be received by Capital One, N.A. or COLLC and transmitted to the Fund before 3:00 p.m. (Central time) in order for Shares to be purchased at that day’s public offering price.

Through a Shareholder Servicing Agent.

Shares of the Fund may be available through certain Shareholder Servicing Agents. Certain features of the Fund’s shares, such as the initial investment minimum, may be modified or waived by Shareholder Servicing Agents. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of shares and should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent.

A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients and customers. A Shareholder Servicing Agent or. if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment and the order received by the Fund no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Shareholder Servicing Agent, or if applicable, its authorized designee, accepts a purchase or redemption order in good order, provided payment and the order are received by the Fund on the following business day. Orders received by the Fund in good order will be priced at the Fund’s net asset value next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee.

39	CAPITAL ONE FUNDS

For further information as to how to direct a Shareholder Servicing Agent to purchase or redeem shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder’s checking account and invested in Fund Shares at the NAV next determined after an order is received, plus the applicable sales charge, if any. A shareholder of a Fund may apply for participation in this program through Capital One, N.A. or COLLC.

HOW TO REDEEM AND EXCHANGE SHARES

You should redeem or exchange Shares:

■	directly from Capital One, N.A or COLLC if you purchased Shares directly from one of them; or
■	through an investment professional if you purchased Shares through an investment professional.

DIRECTLY FROM COLLC

By Telephone

You may redeem or exchange Shares by calling COLLC at 1-800-999-0426, or the Fund once you have completed the appropriate authorization form (you may exchange Shares by calling the Distributor directly).

Equity Funds and Income Funds

If you call before the end of regular trading on the NYSE (normally 3:00 p.m. Central time) to redeem Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund or U.S. Government Income Fund, you will receive a redemption amount based on that day’s NAV. If you call after the end of regular trading on the NYSE to redeem Shares of such Funds, you will receive a redemption amount based upon the next calculated NAV.

Money Market Funds

If you call before 2:00 p.m. (Central time) to redeem from a Money Market Fund, your redemption will be wired to you the same day. You will not receive that day’s dividend.

If you call after 2:00 p.m. (Central time) to redeem from a Money Market Fund, your redemption will be wired to you the following business day. You will receive that day’s dividend.

By Mail

You may redeem or exchange Shares by mailing a written request to Capital One, N.A. or COLLC.

Equity and Income Funds

You will receive a redemption amount based on the next calculated NAV after the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund or U.S. Government Income Fund receives your written request in proper form.

Money Market Funds

Your redemption request for a Money Market Fund will be processed on the day the Fund receives your written request in proper form. Dividends are paid up to and including the day that a redemption request is processed.

Send requests by mail to:

COLLC

313 Carondelet Street

New Orleans, Louisiana 70130

All requests must include:

■	Shareholder Name;
■	Fund Name and Share Class, account number and account registration;
■	amount to be redeemed or exchanged;

CAPITAL ONE FUNDS	40

■	signatures of all shareholders exactly as registered; and
■	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or COLLC at 1-800-999-0426 if you need special instructions.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 3:00 p.m. Central time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional or its agent.

Signature Guarantees

Signatures must be guaranteed if:

■	your redemption will be sent to an address other than the address of record;
■	your redemption will be sent to an address of record that was changed within the last 30 days;
■	a redemption is payable to someone other than the shareholder(s) of record; or
■	if exchanging (transferring) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. The Fund may only accept medallion signature guarantees. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record or wired to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to five days:

■	to allow your purchase to clear;
■	during periods of market volatility; or
■	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

Redemption requests or payments also may be postponed or suspended as permitted by Rule 22(e) of the 1940 Act.

You will not accrue interest or dividends on uncashed checks from a Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

Shareholders of any of the Funds are shareholders of Capital One Funds. You may exchange Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, and Cash Reserve Fund or Shares of Total Return Bond Fund, U.S. Government Income Fund, and U.S. Treasury Money Market Fund for Shares of each of the portfolios of Capital One Funds through a telephone exchange program. Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund may be exchanged for another Capital One Funds’ Class B Shares through a telephone exchange program.

To do this, you must:

■	ensure that the account registrations are identical;
■	you must exchange Shares having an NAV of at least $1,000; and
■	receive a prospectus for the Fund into which you wish to exchange.

41	CAPITAL ONE FUNDS

When an exchange is made from a Fund with a front end sales charge to a Fund with no front end sales charge, the Shares exchanged and acquired through reinvested dividends retain the character of the exchanged Shares for purposes of exercising further exchange privileges; thus, an exchange of such Shares for Shares of a Fund with a front end sales charge would be at NAV.

An exchange of Class B Shares for Class B Shares of another Capital One Fund will not be subject to a CDSC. However, if the shareholder redeems the exchanged for Shares within six years of the original purchase of Class B Shares, a CDSC will be imposed. For purposes of computing the CDSC, the length of time the shareholder has owned Class B Shares will be measured from the date of original purchase and will not be affected by the exchange.

The Funds may modify or terminate the exchange privilege at any time. The Funds’ management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Funds and other shareholders. If this occurs, the Funds may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Capital One Funds.

SYSTEMATIC WITHDRAWAL PROGRAM (SWP)

You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the application or contact your investment professional, Capital One, N.A. or COLLC. Your account value must have a value of at least $10,000, other than retirement accounts, at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund or Shares of Total Return Bond Fund or U.S. Government Income Fund subject to a sales charge while redeeming Shares using this program.

Systematic Withdrawal Program On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

■	you redeem 12% or less of your account value in a single year;
■	you reinvest all dividends and capital gains distributions; and
■	your account has at least a $10,000 balance when you establish the SWP (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.).

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Funds will record your telephone instructions. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Funds no longer issue share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Funds, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an

CAPITAL ONE FUNDS	42

account. What this means for you: When you open an account, you are required to provide your name, residential address, date of birth and identification number. We may require other information that will allow us to identify you.

ACCOUNT AND SHARE INFORMATION

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Capital Appreciation Fund and Mid Cap Equity Fund declare and pay any dividends quarterly to shareholders. The Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund declare and pay any dividends monthly to shareholders. Dividends are paid to all shareholders invested in a Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend. The Money Market Funds declare any dividends daily and pay them monthly to shareholders.

If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Funds pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares (other than Money Market Fund Shares) just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before a Fund declares a dividend or capital gain. Contact your investment professional or Capital One, NA for information concerning when dividends and capital gains will be paid.

The Money Market Funds do not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Funds send an annual statement of your account activity to assist you in completing your federal, state

43	CAPITAL ONE FUNDS

and local tax returns. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital gain). For all the Funds (except Louisiana Municipal Income Fund), Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Dividends are taxable as ordinary income but dividends received from certain U.S. corporations will generally be taxed at the long-term capital gain rate; capital gains are taxable at different rates depending upon the length of time a Fund holds its assets.

Fund	Distributions are expected to be primarily
Capital Appreciation Fund	Capital Gains
Mid Cap Equity Fund	Capital Gains
Total Return Bond Fund	Ordinary Income
U.S. Government Income Fund	Ordinary Income
Cash Reserve Fund	Ordinary Income
U.S. Treasury Money Market Fund	Ordinary Income

You should note that if you purchase shares of a Fund such as the Capital Appreciation or Mid Cap Equity Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Redemptions and exchanges are taxable sales. You will recognize taxable gain or loss in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Louisiana Municipal Income Fund Exempt Income

With regard to the Louisiana Municipal Income Fund, it is anticipated that distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes, although the Fund’s dividends will be exempt from Louisiana state personal income tax to the extent they are derived from interest on obligations exempt from Louisiana personal income taxes. Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Distributions of net short-term gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. It is likely that you will be required to include interest from a portion of the municipal securities owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

Additional information on tax matters is contained in the Statement of Additional Information.

CAPITAL ONE FUNDS	44

FREQUENT TRADING POLICIES–EQUITY FUNDS AND INCOME FUNDS

Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring them to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in the Funds’ NAV in advance of the time as of which NAV is calculated.

The Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of a Fund’s Shares. The Funds monitor trading in Fund Shares in an effort to identify disruptive trading activity. The Funds monitor trades into and out of the Funds. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Funds may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Funds’ management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Funds define their limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Funds’ portfolios and their performance.

The Funds’ objective is that their restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on their ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Board of Trustees of the Funds has determined not to adopt a short-term redemption fee to discourage, or address the potential costs, of frequent purchases and redemptions. Frequent purchase and redemptions of a Funds’ shares may result in additional costs that are borne by a Fund.

FREQUENT TRADING POLICIES—MONEY MARKET FUNDS

Given the short-term nature of the Money Market Funds’ investments and their use of the amortized cost method for calculating the NAV of Fund Shares, the Funds do not anticipate that in the normal case frequent or short-term trading into and out of the Funds will have significant adverse consequences for the Funds and their shareholders. For this reason and because the Funds are intended to be used as a liquid short-term investment, the Funds’ Board has not adopted policies or procedures to discourage frequent or short-term trading of the Funds’ Shares. However, the Funds may limit or terminate the availability of purchases or exchanges to a shareholder and may bar the shareholder from purchasing shares of other Capital One Funds if the Funds’ management or Adviser determines from the amount, frequency or pattern of purchases and redemptions or exchanges that the shareholder is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders.

45	CAPITAL ONE FUNDS

PORTFOLIO HOLDINGS INFORMATION

You can access summary portfolio composition information concerning each Fund’s portfolio holdings in the “Fund Information” section under the “Fund Performance” pages of the Capital One Funds website at funds.capitalonebank.com. This information is prepared as of the end of each quarter, is posted on the website approximately 30 days after the end of the quarter, and remains there until the Fund files its Annual and Semi-Annual report or Form N-Q (see below). The summary portfolio composition information may include the following types of information, but is subject to change: identification of the Funds’ top ten holdings, percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

In addition, the Funds’ Annual and Semi-Annual reports contain complete listings of the Funds’ portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters. You may download copies at funds.capitalonebank.com or request a copy by calling 1-800-999-0426. Each Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Funds’ first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of each Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may request a copy by calling the Capital One Funds at 1-800-999-0426.

WHO MANAGES THE FUNDS?

The Board of Trustees governs the Funds. The Board selects and oversees the Adviser, Capital One Asset Management (“COAM”). The Adviser manages the Funds’ assets, including buying and selling portfolio securities. The Adviser’s address is Capital One Asset Management, LLC, Attn: Capital One Funds, P.O. Box 61540, New Orleans, Louisiana 70161.

COAM is a wholly owned subsidiary of Capital One, N.A., which is a national bank organized in 1933. Prior to February 1, 2005, a separately identifiable division of Capital One, N.A., Capital One Asset Management, provided investment advisory services to each portfolio of the Capital One Funds. As of February 1, 2005, Capital One, N.A. organized a separate subsidiary to provide all investment advisory services, COAM, a Louisiana limited liability company, of which Capital One, N.A. is the sole member. COAM succeeded to the contract under which investment advisory services are provided to each of the portfolios of the Capital One Funds. This succession did not result in a change of actual control or management of the Funds’ Adviser. Through its subsidiaries and affiliates, Capital One, N.A. offers a full range of financial services to the public, including commercial lending, depository services, cash management, retail banking, mortgage banking, discount brokerage, investment counseling, international banking, and trust services.

Capital One, N.A. became a principal subsidiary of Capital One Financial Corporation (“Capital One”) on November 16, 2005. Capital One is a diversified financial services company whose subsidiaries market a variety of financial products and services to consumers. Capital One’s subsidiaries collectively had $112.2 billion in managed loans outstanding as of September 30, 2006. Capital One, N.A. has approximately $30.5 billion in assets and approximately 348 banking locations in 34 Louisiana parishes and 37 Texas counties. As part of their regular banking operations, Capital One, N.A. may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Capital One, N.A. The lending relationship will not be a factor in the selection of securities.

Martin C. Sirera has been the portfolio manager of the Capital Appreciation Fund and Mid Cap Equity Fund since September 2003. He joined Capital One, N.A. in

CAPITAL ONE FUNDS	46

1996 and is currently a Vice President of and Senior Equity Portfolio Manager for COAM. His responsibilities include managing the Funds’ portfolios, leading and setting equity investment policy, and managing other portfolios for COAM clients. Previously, Mr. Sirera was a portfolio manager for a major Southeastern financial institution from October 1995 through March 1996. Before that, he was a portfolio manager for a major Louisiana-based bank from January 1993 through September 1995. He has served as President of the Financial Analysts of New Orleans (“FANO”) and as a grader for Chartered Financial Analyst® exams, and is currently a member of FANO and CFA® Institute. Mr. Sirera is a Chartered Financial Analyst® and received his B.S. degree in Finance from the University of New Orleans.

The Adviser manages the Total Return Bond Fund and Louisiana Municipal Income Fund by an investment team approach, with the team consisting of Paul Teten, Dina Mabasa, and Craig Kercho. Mr. Teten is the primary portfolio manager for the Fund and Ms. Mabasa and Mr. Kercho serve as backup portfolio managers for the Funds.

The Adviser manages the U.S. Government Income Fund by an investment team approach, with the team consisting of Dina Mabasa, Paul Teten, and Craig Kercho. Ms. Mabasa is the primary portfolio manager for the Fund and Mr. Teten and Mr. Kercho serve as back-up portfolio managers for the Funds.

Paul Teten has been with COAM since April 2004, and is currently a Vice President and Chief Fixed Income Strategist. Mr. Teten currently oversees investment portfolios for both institutional and individual clients. Mr. Teten has more than 25 years of investment management experience. Previously, Mr. Teten served as senior investment strategist and founding partner of Criterion Investment Management in Houston. He also gained extensive experience in investment management while serving as senior portfolio manager for Bank of America’s Private Bank in Houston. Mr. Teten is a Chartered Financial Analyst® and received his B.B.A. and M.B.A. from The University of Texas at Austin.

Gilbert Braunig has been with COAM since January 2004, and is currently an Assistant Vice President and Fixed Income Analyst for COAM. He is responsible for credit research and support of COAM’s fixed income team. Previously, Mr. Braunig worked for State Street Bank and Trust in a number of positions, from January 2000 to July 2003, most recently as a Product Development Officer. Mr. Braunig is a Chartered Financial Analyst® and received his B.S. degree in Business Administration from Babson College.

The Adviser manages the Total Return Bond Fund and Louisiana Municipal Income Fund by an investment team approach, with the team consisting of Paul Teten, Dina Mabasa, and Craig Kercho. Mr. Teten is the primary portfolio manager for the Fund and Ms. Mabasa and Mr. Kercho serve as back-up portfolio managers for the Funds.

The Adviser manages the U.S. Government Income Fund by an investment team approach, with the team consisting of Dina Mabasa, Paul Teten, and Craig Kercho. Ms. Mabasa is the primary portfolio manager for the Fund and Mr. Teten and Mr. Kercho serve as back-up portfolio managers for the Funds.

The Adviser manages the Cash Reserve Fund and U.S. Treasury Money Market Fund by an investment team approach.

Dina Mabasa has been with COAM since February 2006, and is currently a Vice President and Portfolio Manager. Ms. Mabasa currently oversees investment portfolios for both institutional and individual clients. Ms. Mabasa has been in the investment management business for more than 20 years. She was previously employed as a Portfolio Manager for WestLB Asset Management (US) LLC from 2000 to 2006. Prior to that, she worked as a Fixed Income Trader for Beutel Goodman Capital Management from 1998 to 2000. Ms. Mabasa received her B.B.A. from the University of Houston.

47	CAPITAL ONE FUNDS

PORTFOLIO MANAGEMENT INFORMATION

The Funds’ Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

ADVISORY FEES

The Adviser receives a monthly investment advisory fee at annual rates equal to percentages of the relevant Fund’s average net assets, as follows: Capital Appreciation Fund—0.75%; Louisiana Municipal Income Fund—0.45%; Mid Cap Equity Fund—0.75%; Total Return Bond Fund—0.50%; U.S. Government Income Fund—0.45%; Cash Reserve Fund and U.S. Treasury Money Market Fund—0.40%. The Adviser may voluntarily choose to waive a portion of its fee or reimburse a Fund for certain operating expenses.

For the fiscal year ended August 31, 2006, the Funds paid COAM the following advisory fees, net of any waivers, as a percentage of each Fund’s average daily net assets:

Fund	Advisory Fees
Capital Appreciation Fund	0.75%
Louisiana Municipal Income Fund	0.19%
Mid Cap Equity Fund	0.75%
Total Return Bond Fund	0.26%
U.S. Government Income Fund	0.21%
Cash Reserve Fund	0.14%
U.S. Treasury Money Market Fund	0.37%

A discussion regarding the basis for the Board of Trustee’s approval of the investment advisory contract with the Adviser appears in the Funds’ Semi-Annual report to shareholders for the period ended February 28, 2006.

COAM or its affiliates may make payments for subaccounting, administrative and shareholder processing services or distribution and sales support activities out of their profits or other sources available to them. These payments would be in addition to the fund payments described in this prospectus.

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand a Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds’ audited financial statements, is included in the Annual Report, which is available upon request.

CAPITAL ONE FUNDS	48

CAPITAL ONE FUNDS FINANCIAL HIGHLIGHTS

(For A Share Outstanding Throughout Each Period)
Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments
Capital Appreciation Fund—Class A Shares
2002	$20.84	0.04	(3.44)	(3.40)	(0.02)	(0.92)
2003	$16.50	0.08[3]	1.31	1.39	(0.07)	—
2004	$17.82	0.08[3]	1.62	1.70	(0.07)	(1.14)
2005	$18.31	0.13[3]	2.26	2.39	(0.15)	(1.13)
2006	$19.42	0.11[3]	1.17	1.28	(0.08)	(1.51)
Capital Appreciation Fund—Class B Shares
2002	$20.19	(0.11)	(3.31)	(3.42)	—	(0.92)
2003	$15.85	(0.04)[3]	1.25	1.21	—	—
2004	$17.06	(0.06)[3]	1.56	1.50	—	(1.14)
2005	$17.42	(0.01)[3]	2.14	2.13	—	(1.13)
2006	$18.42	(0.03)[3]	1.11	1.08	—	(1.51)
Louisiana Municipal Income Fund—Class A Shares
2002	$11.33	0.51[4]	0.07[4]	0.58	(0.51)	(0.00)[5]
2003	$11.40	0.50	(0.12)	0.38	(0.50)	(0.07)
2004	$11.21	0.48	0.17	0.65	(0.47)	(0.03)
2005	$11.36	0.46	(0.07)	0.39	(0.46)	(0.03)
2006	$11.26	0.40	(0.17)	0.23	(0.40)	(0.33)
Louisiana Municipal Income Fund—Class B Shares
2002[6]	$11.36	0.34[4]	0.05[4]	0.39	(0.35)	(0.00)[5]
2003	$11.40	0.40	(0.12)	0.28	(0.40)	(0.07)
2004	$11.21	0.38	0.19	0.57	(0.38)	(0.03)
2005	$11.37	0.36	(0.07)	0.29	(0.36)	(0.03)
2006	$11.27	0.30	(0.16)	0.14	(0.31)	(0.33)
Mid Cap Equity Fund—Class A Shares
2002	$12.57	(0.02)	(1.01)	(1.03)	—	(0.08)
2003	$11.46	(0.05)[3]	1.51	1.46	—	—
2004	$12.92	(0.02)[3]	1.56	1.54	—	(0.07)
2005	$14.39	0.03[3]	4.00	4.03	—	(0.72)
2006	$17.70	0.02[3]	0.82	0.84	(0.04)	(0.80)
Mid Cap Equity Fund—Class B Shares
2002	$12.28	0.18	(1.26)	(1.08)	—	(0.08)
2003	$11.12	(0.14)[3]	1.46	1.32	—	—
2004	$12.44	(0.12)[3]	1.50	1.38	—	(0.07)
2005	$13.75	(0.09)[3]	3.81	3.72	—	(0.72)
2006	$16.75	(0.10)[3]	0.77	0.67	—	(0.80)
Total Return Bond Fund
2002	$10.16	0.52[3,8]	—[8]	0.52	(0.53)	—
2003	$10.15	0.45[3]	(0.11)	0.34	(0.51)	—
2004	$9.98	0.41[3]	(0.05)	0.36	(0.45)	—
2005	$9.89	0.38[3]	(0.05)	0.33	(0.44)	—
2006	$9.78	0.41[3]	(0.38)	0.03	(0.43)	—

1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable Total returns for periods less than one year, if any, are not annualized.
2	This expense decrease is reflected in both the net expense and net investment income ratios.
3	Based on average shares outstanding.
4	Effective September 1, 2001 the Louisiana Municipal Income Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting short and long term discounts on debt securities. For the period ended August 31, 2002 this change had no effect on net investment income per share or net realized and unrealized gain per share, but increased the ratio of net investment income to average net assets from 4.58% to 4.59% for Class A Shares

Further information about the Funds’ performance is contained in the Funds’ Annual Report, dated August 31, 2006, which can be obtained free of charge.

49	CAPITAL ONE FUNDS

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement[2]	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

(0.94)	$16.50	(17.18)%	1.23%	0.18%	—	$217,744	3%
(0.07)	$17.82	8.46%	1.27%	0.48%	—	$234,905	29%
(1.21)	$18.31	9.87%	1.25%	0.41%	—	$239,871	22%
(1.28)	$19.42	13.44%	1.26%	0.70%	—	$240,297	32%
(1.59)	$19.11	6.98%	1.25%	0.57%	—	$224,576	51%

(0.92)	$15.85	(17.83)%	1.98%	(0.57)%	—	$11,849	3%
—	$17.06	7.63%	2.02%	(0.27)%	—	$11,865	29%
(1.14)	$17.42	9.08%	2.00%	(0.34)%	—	$11,981	22%
(1.13)	$18.42	12.56%	2.01%	(0.04)%	—	$9,077	32%
(1.51)	$17.99	6.20%	2.00%	(0.17)%	—	$6,148	51%

(0.51)	$11.40	5.32%	0.71%	4.59%[4]	0.33%	$84,361	10%
(0.57)	$11.21	3.33%	0.74%	4.36%	0.33%	$81,468	9%
(0.50)	$11.36	5.88%	0.75%	4.20%	0.33%	$78,288	11%
(0.49)	$11.26	3.49%	0.76%	3.98%	0.34%	$75,298	53%
(0.73)	$10.76	2.19%	0.77%	3.64%	0.36%	$60,324	10%

(0.35)	$11.40	3.60%	1.59%[7]	3.76%[4,7]	0.23%[7]	$2,824	10%
(0.47)	$11.21	2.47%	1.59%	3.51%	0.23%	$4,127	9%
(0.41)	$11.37	5.08%	1.60%	3.35%	0.23%	$3,569	11%
(0.39)	$11.27	2.60%	1.61%	3.13%	0.24%	$3,342	53%
(0.64)	$10.77	1.32%	1.62%	2.79%	0.26%	$2,672	10%

(0.08)	$11.46	(8.27)%	1.57%	(0.51)%	—	$42,545	12%
—	$12.92	12.74%	1.55%	(0.48)%	—	$59,735	25%
(0.07)	$14.39	12.01%	1.45%	(0.14)%	—	$74,783	51%
(0.72)	$17.70	28.80%	1.36%	0.20%	—	$123,321	37%
(0.84)	$17.70	4.97%	1.30%	0.13%	—	$132,247	50%

(0.08)	$11.12	(8.87)%	2.32%	(1.26)%	—	$3,450	12%
—	$12.44	11.87%	2.30%	(1.23)%	—	$3,795	25%
(0.07)	$13.75	11.19%	2.20%	(0.89)%	—	$4,321	51%
(0.72)	$16.75	27.85%	2.11%	(0.56)%	—	$5,025	37%
(0.80)	$16.62	4.19%	2.05%	(0.62)%	—	$4,112	50%

(0.53)	$10.15	5.39%	1.01%	5.18%[8]	0.30%	$47,428	0%
(0.51)	$9.98	3.38%	1.01%	4.38%	0.40%	$48,563	20%
(0.45)	$9.89	3.72%	1.01%	4.08%	0.40%	$51,957	22%
(0.44)	$9.78	3.39%	0.98%	3.92%	0.41%	$53,319	123%
(0.43)	$9.38	0.37%	0.91%	4.33%	0.27%	$48,730	114%
and increased the ratio of net investment income to average net assets from 3.75% to 3.76% for Class B Shares. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
5	Represents less than $0.01.
6	Reflects operations for the period from November 15, 2001 (date of initial public offering) to August 31, 2002.
7	Computed on an annualized basis.
8	Effective September 1, 2001, the Total Return Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain/loss per share by $0.01, and decrease the ratio of net investment income to average net assets from 5.34% to 5.18%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

CAPITAL ONE FUNDS	50

CAPITAL ONE FUNDS FINANCIAL HIGHLIGHTS

(For A Share Outstanding Throughout Each Period)
Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income
U.S. Government Income Fund
2002	$10.30	0.61[3]	0.13[3]	0.74	(0.56)
2003	$10.48	0.42[4]	(0.11)	0.31	(0.49)
2004	$10.30	0.38[4]	0.03	0.41	(0.41)
2005	$10.30	0.38[4]	(0.16)	0.22	(0.45)
2006	$10.07	0.44[4]	(0.25)	0.19	(0.44)
Cash Reserve Fund—Class A Shares
2002	$1.00	0.01	(0.00)[5]	0.01	(0.01)
2003	$1.00	0.01	0.00[5]	0.01	(0.01)
2004	$1.00	0.005	0.000[6]	0.005	(0.005)
2005	$1.00	0.019	(0.000)[6]	0.019	(0.019)
2006	$1.00	0.040	(0.000)[6]	0.040	(0.040)
Cash Reserve Fund—Class B Shares
2002	$1.00	0.01	(0.00)[5]	0.01	(0.01)
2003	$1.00	0.01	0.00[5]	0.01	(0.01)
2004	$1.00	0.003	0.001	0.004	(0.004)
2005	$1.00	0.018	(0.000)[6]	0.018	(0.018)
2006	$1.00	0.039	(0.000)[6]	0.039	(0.039)
U.S. Treasury Money Market Fund
2002	$1.00	0.01	—	0.01	(0.01)
2003	$1.00	0.01	—	0.01	(0.01)
2004	$1.00	0.003	—	0.003	(0.003)
2005	$1.00	0.017	(0.000)[6]	0.017	(0.017)
2006	$1.00	0.036	(0.000)[6]	0.036	(0.036)

1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year, if any, are not annualized.
2	This expense decrease is reflected in both the net expense and net investment income ratios.
3	Effective September 1, 2001, the U.S. Government Income Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gain/loss per share by $0.05, and decrease the ratio of net investment income to average net assets from 5.41% to 4.87%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
4	Based on average shares outstanding.
5	Represents less than $0.01.
6	Represents less than $0.001.

Further information about the Funds’ performance is contained in the Funds’ Annual Report, dated August 31, 2006, which can be obtained free of charge.

51	CAPITAL ONE FUNDS

		Ratio to Average Net Assets
Net Asset Value, End of Period	Total Return[1]	Net Expenses	Net Investment Income	Expense Waiver/ Reimbursement[2]	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

$10.48	7.39%	0.69%	4.87%[3]	0.31%	$85,093	39%
$10.30	3.01%	0.70%	3.97%	0.31%	$89,573	31%
$10.30	4.08%	0.70%	3.71%	0.31%	$82,231	29%
$10.07	2.14%	0.74%	3.74%	0.33%	$71,695	86%
$9.82	2.01%	0.73%	4.52%	0.34%	$88,710	114%

$1.00	1.27%	0.84%	1.28%	0.06%	$212,320	—
$1.00	0.80%	0.53%	0.81%	0.40%	$182,575	—
$1.00	0.55%	0.56%	0.55%	0.40%	$166,616	—
$1.00	1.97%	0.56%	1.89%	0.42%	$134,356	—
$1.00	4.08%	0.53%	4.04%	0.41%	$179,836	—

$1.00	0.84%	1.30%	0.81%	0.35%	$696	—
$1.00	0.57%	0.89%	0.45%	0.79%	$677	—
$1.00	0.40%	0.71%	0.39%	1.00%	$417	—
$1.00	1.81%	0.71%	1.78%	1.02%	$387	—
$1.00	3.92%	0.68%	3.86%	1.01%	$395	—

$1.00	1.38%	0.62%	1.37%	—	$193,535	—
$1.00	0.62%	0.65%	0.61%	—	$221,334	—
$1.00	0.34%	0.66%	0.34%	—	$152,264	—
$1.00	1.69%	0.70%	1.74%	—	$204,027	—
$1.00	3.69%	0.62%	3.57%	0.03%	$156,318	—

CAPITAL ONE FUNDS	52

A Statement of Additional Information (SAI) dated December 31, 2006, is incorporated by reference into this prospectus. Additional information about the Funds and their investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Funds at 1-800-999-0426

These documents, as well as additional information about the Funds (including portfolio holdings, performance and distributions), are also available on the Capital One Funds’ website at funds.capitalonebank.com.

You can obtain information about the Funds (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Capital One Funds

3435 Stelzer Road

Columbus, OH 43219

funds.capitalonebank.com

Investment Company Act File No. 811-05536

Cusip 14041W101

Cusip 14041W200

Cusip 14041W309

Cusip 14041W408

Cusip 14041W507

Cusip 14041W606

Cusip 14041W705

Cusip 14041W804

Cusip 14041W887

Cusip 14041W879

Cusip 14041W861

CAPITAL ONE FUNDS

Capital One Capital Appreciation Fund

CLASS A SHARES

CLASS B SHARES

Capital One Louisiana Municipal Income Fund

CLASS A SHARES

CLASS B SHARES

Capital One Mid Cap Equity Fund

CLASS A SHARES

CLASS B SHARES

Capital One Total Return Bond Fund

Capital One U.S. Government Income Fund

Capital One Cash Reserve Fund

CLASS A SHARES

CLASS B SHARES

Capital One U.S. Treasury Money Market Fund

PORTFOLIOS OF CAPITAL ONE FUNDS

DECEMBER 31, 2006	006584 (12/06)

PROSPECTUS

CAPITAL ONE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 31, 2006

Capital One Capital Appreciation Fund

Class A Shares and Class B Shares

Capital One Louisiana Municipal Income Fund

Class A Shares and Class B Shares

Capital One Mid Cap Equity Fund

Class A Shares and Class B Shares

Capital One Total Return Bond Fund

Capital One U.S. Government Income Fund

Capital One Cash Reserve Fund

Class A Shares and Class B Shares

Capital One U.S. Treasury Money Market Fund

(PORTFOLIOS OF CAPITAL ONE FUNDS)

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Capital One Capital Appreciation Fund, Class A Shares and Class B Shares, Capital One Louisiana Municipal Income Fund, Class A Shares and Class B Shares, Capital One Mid Cap Equity Fund, Class A Shares and Class B Shares, Capital One Total Return Bond Fund, Capital One U.S. Government Income Fund, Capital One Cash Reserve Fund, Class A Shares and Class B Shares, and Capital One U.S. Treasury Money Market Fund (collectively, “The Funds’’) dated December 31, 2006.

This SAI incorporates by reference the Funds’ Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-999-0426.

Cusip 14041W101

Cusip 14041W200

Cusip 14041W309

Cusip 14041W408

Cusip 14041W507

Cusip 14041W606

Cusip 14041W705

Cusip 14041W804

Cusip 14041W887

Cusip 14041W879

Cusip 14041W861

HOW ARE THE FUNDS ORGANIZED?

Capital One Capital Appreciation Fund (Capital Appreciation Fund), Capital One Mid Cap Equity Fund (Mid Cap Equity Fund), Capital One Total Return Bond Fund (Total Return Bond Fund), Capital One U.S. Government Income Fund (U.S. Government Income Fund) (together, the Equity and Income Funds) are diversified portfolios of Capital One Funds (Trust). Capital One Cash Reserve Fund (Cash Reserve Fund) and Capital One U.S. Treasury Money Market Fund (U.S. Treasury Money Market Fund) (together, the Money Market Funds) are also diversified portfolios of the Trust. Capital One Louisiana Municipal Income Fund (Louisiana Municipal Income Fund) is a non-diversified portfolio of the Trust. The Trust is an open-end, management investment company that was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on April 8, 1988.

The Board of Trustees (the Board) has established two classes of shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund, known as Class A Shares and Class B Shares. This SAI relates to all of the Funds and their respective classes of Shares (Shares). The Funds’ investment adviser is Capital One Asset Management, L.L.C. (“Adviser” or “COAM”), a Louisiana limited liability company.

SECURITIES IN WHICH THE FUNDS INVEST

The following is a table that indicates which types of securities are:

P = Principal investment of a Fund; (shaded in chart)

A = Acceptable (but not principal) investment of a Fund; or

N = Not an acceptable investment of a Fund.

Securities in which the Funds Invest:	Capital Appreciation Fund	Louisiana Municipal Income Fund	Mid Cap Equity Fund	Total Return Bond Fund	U.S. Government Income Fund	Cash Reserve Fund	U.S. Treasury Money Market Fund

Equity Securities	P	N	P	N	N	N	N
Common Stocks	P	N	P	N	N	N	N
Preferred Stocks	A	N	A	N	N	N	N
Warrants	A	N	A	N	N	N	N
Fixed Income Securities	A	P	A	P	P	P	P
Treasury Securities	A	A	A	P	P	A	P
Agency Securities	A	A	A	P	P	A	N
Corporate Debt Securities	A	A	A	P	A	P	N
Commercial Paper1	A	A	A	A	A	P	N

Securities in which the Funds Invest:	Capital Appreciation Fund	Louisiana Municipal Income Fund	Mid Cap Equity Fund	Total Return Bond Fund	U.S. Government Income Fund	Cash Reserve Fund	U.S. Treasury Money Market Fund

Demand Instruments	A	A	A	A	N	P	N
Taxable Municipal Securities	N	A	N	A	A	N	N
Mortgage Backed Securities	N	N	N	P	A	N	N
Collateralized Mortgage Obligations (CMOs)	N	N	N	P	P	N	N
Sequential CMOs	N	N	N	A	A	N	N
Z Classes and Residual Classes	N	N	N	A	A	N	N
Asset Backed Securities	N	N	N	P	A	A	N
Zero Coupon Securities	A	A	A	A	A	A	A
Bank Instruments	A	A	A	A	A	A	N
Credit Enhancement	N	A	N	N	N	A	N
Convertible Securities	A	N	A	A	A	N	N
Tax Exempt Securities	N	P	N	A	N	N	N
General Obligation Bonds	N	P	N	N	N	N	N
Special Revenue Bonds	N	P	N	N	N	N	N
Private Activity Bonds	N	A	N	N	N	N	N

Securities in which the Funds Invest:	Capital Appreciation Fund	Louisiana Municipal Income Fund	Mid Cap Equity Fund	Total Return Bond Fund	U.S. Government Income Fund	Cash Reserve Fund	U.S. Treasury Money Market Fund

Tax Increment Financing Bonds	N	A	N	N	N	N	N
Municipal Notes	N	A	N	N	N	N	N
Municipal Leases	N	A	N	N	N	N	N
Participation Interests	N	A	N	N	N	N	N
Variable Rate Demand Instruments	N	A	N	N	N	A	N
Foreign Securities[2]	A	N	A	A	N	N	N
Depositary Receipts	A	N	A	A	N	N	N
Foreign Exchange Contracts	A	N	A	A	N	N	N
Foreign Government Securities	A	N	A	A	N	N	N
Brady Bonds	A	N	A	A	N	N	N
Derivative Contracts	A	A	A	A	A	N	N
Futures Contracts[3] and [4]	A	A	A	A	A	N	N
Options[3]	A	A	A	A	A	N	N
Special Transactions
Repurchase Agreements	A	A	A	A	A	P	P
Reverse Repurchase Agreements	A	A	A	A	A	A	N
Delayed Delivery Transactions	A	A	A	A	A	A	A
To Be Announced Securities (TBAs)	A	A	A	A	A	A	N
Dollar Rolls	A	A	A	A	A	A	N
Securities Lending	A	A	A	A	A	N	N
Asset Coverage	A	A	A	A	A	A	N
Shares of Other Investment Companies	A	A	A	A	A	A	A
Restricted and Illiquid Securities[5]	A	A	A	A	A	A	A

(1)	Cash Reserve Fund will not invest more than 25% of the value of its total assets in any one industry except commercial paper of finance companies.
(2)	The Capital Appreciation Fund, Mid Cap Equity Fund and Total Return Bond Fund will only purchase securities issued in U.S. dollar denominations and will not invest more than 15% of total assets in foreign securities.

(3)	The Capital Appreciation Fund and Mid Cap Equity Fund may utilize stock index futures contracts, options and options on stock index futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund’s total assets. A Fund will not purchase put options on securities, other than put options on stock indices, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's net assets would be invested in premiums on open put option positions. Each Fund will limit its option writing so that the assets underlying such options will not exceed 25% of its total net assets.
(4)	A Fund will not participate in futures transactions if the sum of its initial margin deposits will exceed 5% of the value of the market value of the Fund’s total assets, after taking into account the unrealized profits and losses on those contracts into which it has entered.
(5)	Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund, and U.S. Government Income Fund will limit investments in illiquid securities (including, as applicable, certain restricted securities not determined by the Board to be liquid, non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and over-the-counter options) to 15% of their respective net assets. The Money Market Funds will limit investments in illiquid securities to 10% of their respective net assets.

Permitted securities and investment techniques are set forth in the securities chart. Securities and techniques principally used by the Funds to meet their respective goals are above described in the prospectus. Other securities and techniques used by the Funds to meet their respective goals are described below.

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes certain types of equity securities in which the Funds may invest.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

Warrants

Warrants give a Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) by a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The following describes the types of fixed income securities in which the Funds may invest:

Taxable Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Funds may invest in taxable municipal securities.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

The Funds will invest only in CMOs which are rated AAA by a nationally recognized statistical rating organization (NRSRO) and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, Treasury Income Growth Receipts (TIGRs) and Certificates of Accrual on Treasuries (CATs) are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to the defaulted security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Tax Exempt Securities

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

Private Activity Bonds

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Louisiana Municipal Income Fund may invest in bonds subject to AMT.

Tax Increment Financing Bonds

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

Municipal Notes

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Leases

Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the leaser can resell the equipment or facility but may lose money on the sale.

The Louisiana Municipal Income Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (COPs). The Fund may also invest directly in individual leases.

Participation Interests

The Louisiana Municipal Income Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Fund an undivided interest in Louisiana municipal securities.

The municipal securities subject to the participation interests are not limited to maturities of one year or less, so long as the participation interests include the right to demand payment, typically within seven days, from the issuers of those interests. The Fund will purchase only participation interests which have such a demand feature or which mature in less than one year. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality.

Liquidity Puts

The Louisiana Municipal Income Fund may purchase a right to sell a security held by it back to the issuer or to another party at an agreed upon price at any time during a stated period or on a certain date. These rights are also referred to as standby commitments.

Municipal Bond Insurance

The Louisiana Municipal Income Fund may purchase municipal securities covered by insurance which guarantee the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (Policies).

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•	it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks (except for ADRs) and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts can not assure a decease in the Funds exposure to currency risks

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds

Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Funds may also enter into derivative contracts over-the-counter (OTC) in transactions negotiated directly between a Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Funds may trade in the following types of derivative contracts.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

The Funds (except the Money Market Funds) may buy and sell the following types of futures contracts: financial futures contracts, and, in the case of Capital Appreciation Fund and Mid Cap Equity Fund, stock index futures.

For the immediate future, Capital Appreciation Fund and Mid Cap Equity Fund will enter into futures contracts directly only when they desire to exercise a financial futures put option in their respective portfolio rather than either closing out the option or allowing it to expire.

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Funds may:

•	Buy call options on financial futures contracts in anticipation of an increase in the value of the underlying asset;

•	Buy put options on financial futures contracts in anticipation of a decrease in the value of the underlying asset (Except Capital Appreciation Fund); and

•	Buy or write options to close out existing options positions.

The Funds may also write call options on portfolio securities to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

The Funds may also write put options on portfolio securities to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

Mid Cap Equity Fund may utilize stock index futures contracts, options and options on stock index futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund’s total assets.

Each Fund will limit its purchase of options so that not more than 20% of its net assets will be invested in option premiums. Each Fund will limit its option writing so that the assets underlying such options will not exceed 25% of its total net assets.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause a Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund’s ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Futures And Options Transactions

The Funds (except the Money Market Funds) may engage in or reserve the right to engage in put and call options, financial futures, and options on futures as discussed for those Funds in the prospectus. For purposes of Capital Appreciation Fund and Mid Cap Equity Fund, financial futures may include stock index futures. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.

Financial Futures Contracts

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract (“going short”) and the buyer who agrees to take delivery of the security (“going long”) at a certain time in the future. Financial futures contracts call for the delivery of particular debt securities issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government.

In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge their holdings of securities, the Funds could enter into contracts to deliver securities at a predetermined price (i.e., “go short”) to protect themselves against the possibility that the prices of their securities may decline during the Funds’ anticipated holding period. The Funds would “go long” (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

Purchasing Put Options on Financial Futures Contracts

Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

A Fund could purchase put options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates or as a means of reducing fluctuations in the net asset value (“NAV”) of shares of the Fund. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by such Fund for the original option plus the realized decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Writing Call Options on Financial Futures Contracts

In addition to purchasing put options on futures, a Fund may write listed call options on futures contracts for U.S. government securities to hedge its portfolio against an increase in market interest rates. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, a Fund’s obligation under a call option on a future (to sell a futures contact) costs less to fulfill, causing the value of such Fund’s call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that Fund keeps the premium received for the option. This premium can offset the drop in value of such Fund’s fixed income securities which is occurring as interest rates rise.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, such Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The new premium income of the Fund will then offset the decrease in value of the hedged securities.

Writing Put Options on Financial Futures Contracts

The Funds may write listed put options on financial futures contracts for U.S. government securities to hedge their portfolios against a decrease in market interest rates. When a Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option. As market interest rates decrease, the market price of the underlying futures contract increases.

As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future due to the decrease in market interest rates.

Prior to the expiration of the put option, or its exercise by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of buying the second option will be less than the premium received by such Fund for the initial option.

Purchasing Call Options on Financial Futures Contracts

When a Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of such Fund’s option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, a Fund could exercise its option and buy the futures contract below market price.

Limitation on Open Futures Position

A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, a Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Margin in Futures Transactions

Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of “initial margin” in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expires. In computing its daily NAV, a Fund will mark-to-market its open futures positions.

The Funds are also required to deposit and maintain margin when they write call options on futures contracts.

Purchasing Put and Call Options on Portfolio Securities

The Funds may purchase put and call options on portfolio securities to protect against price movements in particular securities. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives a Fund, in return for a premium, the right to buy the underlying security from the seller.

Capital Appreciation Fund may only buy put options which are listed on a recognized options exchange.

Writing Covered Put and Call Options on Portfolio Securities

As writer of a call option, a Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. As a writer of a put option, a Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option.

A Fund may only write call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration). In the case of put options, a Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.

Stock Index Futures and Options

The Mid Cap Equity Fund may utilize stock index futures contracts, options and options on stock index futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund’s total assets. These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investments in stocks.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements may create leverage risks because the Fund may invest the cash it receives in the sale but must repurchase the underlying security with cash and at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions may involve leverage, and may create interest rate risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced Securities (TBAs)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund.

Dollar Rolls

Dollar rolls are transactions where a Fund sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks.

Securities Lending

The Funds (except the Money Market Funds) may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions involving borrowings or leverage , a Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund’s obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Funds may invest assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash. Any such investment by a Fund may be subject to duplicate expenses. The Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses.

A Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

Investment Ratings

For purposes of any requirements based upon, a nationally recognized rating service’s rating categories, the requirement is determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by S&P, MIG-1 or MIG-2 by Moody’s, or F-1+, F-1, or F-2 by Fitch Ratings (“Fitch”) are all considered to be rated in one of the two highest short-term rating categories. The Cash Reserve Fund will follow applicable regulations in determining whether a security rated by more than one rating service can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two rating services in one of their two highest rating categories. See “Regulatory Compliance.”

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSRO. For example, the S&P, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. A Fund’s principal risks are described in the prospectus. Additional risk factors are outlined below.

Liquidity Risks

•	Trading opportunities are more limited for securities that are not widely held or actively traded. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

•	Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

•	OTC derivative contracts generally carry greater liquidity risk than exchange-traded instruments.

•	Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Currency Risks

•	Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

•	The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing

•	Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

•	Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

•	Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

Risks Related to Hedging

When a Fund uses financial futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contracts and any related options to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors, such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options. When a Fund writes a call option, it retains the risk of a market decline in the price of the underlying security, but gives up the right to capital appreciation of that security above the "strike price" of the option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option at any particular time. The Funds' ability to establish and close out futures and options positions depends on this secondary market.

•	A Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund’s total assets, after taking into account the unrealized profits and losses on those contracts into which it has entered;

•	The Funds will not enter into these contracts for speculative purposes; and

•	Since the Funds do not constitute a commodity pool, they will not market as such, nor serve as vehicles for trading in the commodities futures or commodity options markets.

In this regard, the Funds will disclose to all prospective investors the limitations on its futures and options transactions, and will make clear that these transactions are entered into only for bona fide hedging purposes or such other purposes permitted under regulations promulgated by the Commodity Futures Trading Commission (CFTC). The Funds intend to claim an exclusion from registration as a commodity pool operator under the regulations promulgated by the CFTC. When a Fund purchases futures contracts or writes put options on futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) or equal to the exercise price of the put options will be deposited in a segregated account with the Fund’s custodian (or broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts is unleveraged.

FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and fundamental policies of the Funds may not be changed by the Board without shareholder approval.

•	Capital Appreciation Fund seeks to provide growth of capital and income;

•	Louisiana Municipal Income Fund seeks to provide current income which is generally exempt from federal regular income tax and the personal income taxes imposed by the state of Louisiana;

•	Mid Cap Equity Fund seeks total return;

•	Total Return Bond Fund seeks to maximize total return;

•	U.S. Government Income Fund seeks to provide current income;

•	Cash Reserve Fund seeks to provide current income consistent with stability of principal; and

•	U.S. Treasury Money Market Fund seeks to provide current income consistent with stability of principal and liquidity.

As a matter of fundamental policy, the Louisiana Municipal Income Fund will invest its assets so that, under normal circumstances, at least 80% of its annual interest income is exempt from federal regular and Louisiana state income taxes or at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal regular and Louisiana state income taxes.

As a matter of fundamental policy, the average maturity of the securities in Cash Reserve Fund’s portfolio, computed on a dollar-weighted basis, will be 120 days or less.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, a Fund (except Louisiana Municipal Income Fund) will not purchase securities of any one issuer (other than cash; cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Issuing Senior Securities and Borrowing Money

A Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).

Concentration

Capital Appreciation Fund and Mid Cap Equity Fund will not invest 25% or more of their respective total assets in securities of issuers having their principal business activities in the same industry. Total Return Bond Fund will not invest 25% or more of the value of its total assets in any one industry. However, investing in U.S. government obligations shall not be considered investments in any one industry. Cash Reserve Fund will not invest more than 25% of the value of its total assets in any one industry except commercial paper of finance companies. However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry. With respect to securities comprising 75% of the value of its total assets, U.S. Treasury Money Market Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. Treasury securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. (For purposes of this limitation, U.S. Treasury Money Market Fund considers instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be “cash items.”)

Investing in Real Estate

A Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. A Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

A Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

A Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

A Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Buying on Margin

A Fund will not purchase securities on margin provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Pledging Assets

A Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Restricted and Illiquid Securities

A Fund may invest in restricted securities. Restricted securities are any securities in which a Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Funds will limit their purchase, together with other illiquid securities to 15% (for the Money Market Funds, 10%) of their net assets.

Acquiring Securities

Cash Reserve Fund will not acquire the voting securities of any issuer. It will not invest in securities of a company for the purpose of exercising control or management.

Writing Covered Call Options and Purchasing Put Options

Capital Appreciation Fund and Mid Cap Equity Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. A Fund will not purchase put options on securities, other than put options on stock indices, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's net assets would be invested in premiums on open put option positions.

Total Return Bond Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio. The Fund will not write put or call options or purchase put or call options in excess of 5% of the value of its total assets.

U.S. Government Income Fund will not write covered put and call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities. The Fund will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

REGULATORY COMPLIANCE

The Money Market Funds may follow non-fundamental operational policies that are more restrictive than the fundamental investment limitations, as set forth in the prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Funds will comply with the various requirements of Rule 2a-7 (the Rule), which regulates money market mutual funds. The Funds will determine the effective maturity of investments according to the Rule. The Funds may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

NET ASSET VALUE

The net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Funds’ (except the Money Market Funds) portfolio securities are determined as follows:

•	for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

•	for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;

•	for other fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

The Board has decided that the best method for determining the value of the Money Market Funds’ portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund computed by dividing the annualized daily income on the Fund’s portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Money Market Funds’ use of the amortized cost method of valuing portfolio instruments depends on their compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and a Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Occasionally, events that affect these values and exchange rates may occur between the times at which such securities are determined and the closing of the NYSE. Such events may materially affect the value of portfolio securities, or in certain cases, may affect the values of foreign securities more broadly. If a Fund determines that such events have significantly affected the value of the portfolio securities, these securities may be valued at their fair value as determined in accordance with procedures established by and under the general supervision of the Funds’ Board.

WHAT DO SHARES COST?

The Funds’ (except the Money Market Funds) NAV per Share fluctuates and is based on the market value of all securities and other assets of the Funds.

The NAV for Class A Shares and Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, and Mid Cap Equity Fund may differ due to the variance in expenses and daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge for the Equity Funds and Income Funds, as follows:

Quantity Discounts

Larger purchases of Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund and Mid Cap Equity Fund and Shares of Total Return Bond Fund or U.S. Government Income Fund reduce the sales charge you pay. You can combine purchases of Shares made by you, your spouse and your children under age 21. In addition, purchases made by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

If you make an additional purchase of Shares, you can count previous Share purchases still invested in a Fund in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

You can combine concurrent purchases of Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund and Mid Cap Equity Fund and Shares of Total Return Bond Fund or U.S. Government Income Fund in calculating the applicable sales charge. The sales charge will be reduced after the purchase is confirmed.

Letter of Intent

You can sign a Letter of Intent committing to purchase a certain amount of the Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund and Mid Cap Equity Fund and Shares of Total Return Bond Fund and U.S. Government Income Fund within a 13-month period to combine such purchases in calculating the sales charge. The Funds’ custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege

You may reinvest, within 30 days (within 120 days for an IRA account), your Share redemption proceeds at the next determined NAV without any sales charge. Capital One, N.A. or the Distributor must be notified by you or your financial institutional in writing of the reinvestment in order to eliminate a sales charge. If you redeem your Shares in a Fund, there may be tax consequences.

Purchases by Affiliates of the Funds

The following individuals may buy Class A Shares at NAV without any sales charge: the Trust Division of Capital One, N.A or other affiliates of Capital One, N.A for funds which are held in a fiduciary, agency, custodial, or similar capacity;

•	Trustees/Directors and employees of the Trust, Capital One, N.A., or their affiliates and the spouses, children, parents, and the parents of the spouse of any such person;

•	retired Trustees/Directors and retired employees of Capital One, N.A, and the spouse, children, parents and the parents of the spouse of any such person;

•	any accounts for which such an employee serves in a fiduciary, agency, custodial, or similar capacity;

•	Trustees/Directors and employees of BISYS Fund Services Limited Partnership, Inc. or its affiliates;

•	retired Trustees/Directors and retired employees of any bank or investment dealer that has a sales agreement with the Distributor with regard to the Funds, and their spouses and children; and

•	investors who purchase Shares through The Personal Portfolio Manager(, an investment program sponsored by Capital One Asset Management, (“COAM”) or other similar asset allocation programs made available through financial institutions who have established dealer agreements with the Distributor.

In addition, upon board approval, 401(k) defined benefit pension or other employee benefit plans may buy Shares at NAV.

REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

No sales commissions have been advanced to the investment professional selling Shares; the shareholder has already paid a Contingent Deferred Sales Charge (CDSC); or nominal sales efforts are associated with the original purchase of Shares.

Upon notification to the Distributor or the Funds’ transfer agent, no CDSC will be imposed on redemptions:

•	the portion of which is attributable to increases in the value of the account due to increases in the NAV per Share;

•	of Shares acquired through reinvestment of dividends and capital gains;

•	of Shares held for more than six years after the end of the calendar month of acquisition;

•	following the death or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

•	representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2; and

•	which are involuntary redemptions processed by a Fund because the accounts do not meet the minimum balance requirements.

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

•	Shares that are not subject to a CDSC; and

•	Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the share price at the time of purchase or redemption, whichever is lower.

Class B Shares Only

•	which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

HOW ARE THE FUNDS SOLD?

Under the Distributor’s Agreement with the Fund, the Distributor (BISYS Fund Services Limited Partnership) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

For sales of Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund and Mid Cap Equity Fund and Shares of Total Return Bond Fund and U.S. Government Income Fund, Capital One, N.A., COLLC or any authorized dealer will normally receive up to 100% of the applicable sales charge. Any portion of the sales charge which is not paid to Capital One, N.A, COLLC or a dealer will be retained by the Distributor. For sales of Class B Shares Capital One, N.A. will normally receive up to 100% of the CDSC from the Distributor. Any portion of the sales charge or contingent deferred sales charge which is not paid to Capital One, N.A, COLLC, or a dealer will be retained by the Distributor. However, the Distributor, in its sole discretion, may uniformly offer to pay to Capital One, N.A, COLLC or a dealer selling shares of the Funds, all or a portion of the sales charge or CDSC it normally retains. Such payments may, to the extent permitted by applicable laws, rules and regulations, take the form of cash or promotional incentives, such as payment of certain expenses of qualified employees and their spouses to attend informational meetings about the Funds or other special events at recreational facilities, or items of material value.

RULE 12B-1 PLAN

As a reimbursement-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals and intermediaries such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for the provision of administrative services (such as the provision of office space, equipment, telephone facilities and various personnel, including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records, processing purchase and redemption transactions, and performing other services) and/or marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that a Fund’s overall assets are maintained or increased. This may help a Fund achieve economies of scale, reduce per Share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Funds’ service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund reimburses the Distributor only for those payments made to investment professionals and intermediaries up to the maximum Rule 12b-1 Plan fee. The Distributor may seek reimbursement in following years for any unreimbursed expenses permitted under the Plan. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

The Plan provides that the Funds, except for Class B Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund, may incur distribution expenses up to 0.25% of the average daily net assets of the Funds, annually, to reimburse the Distributor. Class B Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund may incur distribution expenses of up to 0.75% of average daily net assets of the

Class B Shares, annually, to reimburse the Distributor. The Distributor may voluntarily choose to waive any portion of its fee and can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES - CLASS B SHARES

The Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund may pay the Distributor or other intermediaries, for providing shareholder services and maintaining shareholder accounts up to 0.25% of the average daily net assets of the Class B Shares. The Distributor may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

The Adviser, and/or its affiliates may pay, out of their own assets, compensation to authorized dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale, distribution and/or servicing of shares of the Funds. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectuses and this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser, and/or itsaffiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, and its affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of share$ sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Adviser, and/or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests andor promotions. The Adviser, and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Additional Payments may include amounts that are sometimes referred to as "revenue sharing" payments.

When an investment professional’s customer purchases Shares, the investment professional may receive an amount up to 5.50% of the NAV of Class B Shares.

When an investment professional sells Class A Shares of greater than $1,000,000 but less than $3,000,000 in any one transaction, the investment professional may receive an amount up to 1% of the Class A Shares so purchased. When an investment professional sells Class A Shares of greater than $3,000,000 but less than $7,000,000 in any one transaction, the investment professional may receive an amount up to 0.50% of the Class A Shares so purchased. When an investment professional sells Class A Shares of greater than $7,000,000 in any one transaction, the investment professional may receive an amount up to 0.25% of the Class A Shares so purchased. When an advance commission is paid under this program, redemptions within 24 months of the applicable purchase will be subject to a 1.00% contingent deferred sales charge as disclosed in the prospectus.

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own with a value of at least $25,000. The Funds reserve the right to determine whether to accept your securities. A Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

REDEMPTION IN KIND

Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds’ portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds’ Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds’ Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Funds.

In the unlikely event a shareholder is held personally liable for a Fund’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of a Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding shares of all series entitled to vote.

As of December 1, 2006, the following shareholders of each Fund owned of record, beneficially, or both, 5% or more of a Fund’s outstanding Shares:

Name and Address of Record Owner	Fund Name	Percentage of the Fund Owned

HIBILA Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-2977	Capital One Capital Appreciation Fund – Class A	36.16%

HIBSPEC Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-2977	Capital One Capital Appreciation Fund – Class A	22.25%

EMJAY Corporation Plans of RPSA Customers 8515 E Orchard Rd Greenwood Village, CO 80111-5005	Capital One Capital Appreciation Fund – Class A	18.24%

HIBFUND Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-2977	Capital One Capital Appreciation Fund – Class A	12.88%

Name and Address of Record Owner	Fund Name	Percentage of the Fund Owned

HIBSPEC Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-2977	Capital One Capital Appreciation Fund – Class A	41.72%

EMJAY Corporation Plans of RPSA Customers 8515 E Orchard Rd. Greenwood Village, CO 80111-5002	Capital One Capital Appreciation Fund – Class A	36.90%

Office Products Aaron R. Courville 8517 Highcrest Dr. Baton Rouge, LA 70809-5213	Capital One Cash Reserve Fund – Class B	20.46%

Office Products Raymond Earl Haddad 28009 Great Eagle Ave. Walker, LA 70785-8422	Capital One Cash Reserve Fund – Class B	12.07%

Bridget S. Courville 8517 Highcrest Dr. Baton Rouge, LA 70809-5213	Capital One Cash Reserve Fund – Class B	10.56%

Premier Office Products Jose Humberto De La Cruz 7141 Vice President Dr. Baton Rouge, LA 70817-4748	Capital One Cash Reserve Fund – Class B	6.72%

Office Products Jeffrey A. Rushing 18461 Magnolia Est. Prairieville, LA 70769-3204	Capital One Cash Reserve Fund – Class B	6.60%

Office Products Teresa D. Pierce 12025 Dame Dr. Baton Rouge, LA 70818-2908	Capital One Cash Reserve Fund – Class B	5.29%

HIBILA Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-2977	Capital One Government Income Fund	39.15%

HIBSPEC Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 43201-2977	Capital One Government Income Fund	33.71%

HIBFUND Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 43201-2977	Capital One U.S. Government Income Fund	20.64%

Name and Address of Record Owner	Fund Name	Percentage of the Fund Owned

HIBILA Marshall Ilsley Trust Co. PO Box 1977 Milwaukee, WI 53201-2977	Capital One Louisiana Municipal Income Fund –Class A	45.75%

HIBSPEC Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 5320-12977	Capital One Louisiana Municipal Income Fund –Class A	9.98%

HIBSPEC Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-12977	Capital One Mid Cap Equity Fund – Class A	30.43%

HIBFUND Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-2977	Capital One Mid Cap Equity Fund – Class A	25.14%

EMJAY Corporation Plans of RPSA Customers 8515 E Orchard Rd. Greenwood Village, CO 80111-5002	Capital One Mid Cap Equity Fund – Class A	20.63%

HIBILA Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-2977	Capital One Mid Cap Equity Fund – Class A	17.81%

HIBFUND Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-2977	Capital One Total Return Bond Fund	49.79%

HIBSPEC Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-2977	Capital One Total Return Bond Fund	20.97%

EMJAY Corporation Plans of RPSA Customers 8515 E. Orchard Rd. Greenwood Village, CO 80111-5002	Capital One Total Return Bond Fund	11.92%

HIBSPEC Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-2977	Capital One Total Return Bond Fund	9.45%

Kenneburt Co. PO Box 12365 Birmingham, AL 35202-2365	Capital One Total Return Bond Fund	6.84%

Name and Address of Record Owner	Fund Name	Percentage of the Fund Owned

HIBSPEC Marshall Ilsley Trust Co. PO Box 2977 Milwaukee, WI 53201-2977	Capital One U.S. Treasury Money Market Fund	73.72%

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL INCOME TAX

Each Fund is treated as a separate corporate entity and intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it satisfies three important tests each year.

First, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership.

Second, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities (including equity securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested (i) in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) in the securities of two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or (iii) in the securities of one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund’s current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by a Fund.

The Capital Appreciation Fund, Mid Cap Equity Fund, Total Return Bond Fund, U.S. Government Income Fund and Cash Reserve Fund are entitled to a loss carry-forward, which may reduce the taxable income or gain that a Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS

If the Capital Appreciation Fund, Mid Cap Equity Fund, Total Return Bond Fund, or Cash Reserve Fund purchase foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and a Fund may be subject to corporate-level federal income taxes upon disposition of PFIC investments if it fails to make an election to recognize income annually during the period of its ownership of the shares.

LOUISIANA MUNICIPAL INCOME FUND—ADDITIONAL TAX INFORMATION

Shareholders are not required to pay federal regular income tax on any dividends received from Louisiana Municipal Income Fund that represent net interest on tax exempt municipal securities. However, under the Tax Reform Act of 1986, dividends representing net interest earned on some municipal securities may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain “tax-preference” items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Interest on certain “private activity” bonds is treated as a tax-preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. Louisiana Municipal Income Fund may purchase all types of municipal securities, including private activity bonds. Thus, in any tax year, a portion of the Fund’s dividends may be treated as a tax-preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds may be subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation’s “adjusted current earnings.” The corporate alternative minimum tax treats 75% of the excess of a taxpayer’s pre-tax “adjusted current earnings” over the taxpayer’s alternative minimum taxable income as a tax-preference item.

“Adjusted current earnings” is based upon the concept of a corporation’s “earnings and profits.” Since “earnings and profits” generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund’s dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation’s alternative minimum tax.

Dividends of Louisiana Municipal Income Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

Louisiana Taxes. Under existing Louisiana laws, distributions made by the Fund are not subject to Louisiana income taxes provided that such distributions qualify as exempt-interest dividends, and represent interest from obligations which are issued by the state of Louisiana or any of its political subdivisions, which interest is exempt from federal income tax. Conversely, to the extent that distributions made by the Fund are attributable to other types of obligations, such distributions will be subject to Louisiana income taxes.

Other State and Local Taxes

Income from Louisiana Municipal Income Fund is not necessarily free from state income taxes in states other than Louisiana or from personal property taxes. With respect to all the Funds, shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about the Trustees and the senior officers of the Trust. The Board of Trustees is comprised entirely of “Independent Trustees”, as defined under the Investment Company Act of 1940. Each Independent Trustee oversees all portfolios of the Trust and each serves for an indefinite term (subject to mandatory retirement provisions). Information about each Independent Trustee is provided below and includes each person’s: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years, other directorships held, and total compensation received as an Independent Trustee from the Trust for its most recent fiscal year. The Trust is comprised of seven portfolios. Each Officer is elected annually.

As of December 1, 2006, the Board and the officers of the Trust as a group owned less than 1% of the outstanding Class A Shares and Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund and less than 1% of the outstanding Shares of Total Return Bond Fund, U.S. Government Income Fund and U.S. Treasury Money Market Fund.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION
Arthur Rhew Dooley, Jr. Birth Date: December 17, 1942 C/O BISYS Fund Services 3435 Stelzer Rd. Columbus, OH 43219 TRUSTEE Began Serving: July 1999	Principal Occupation: Chairman, Dooley Tackaberry, Inc. (distributors and fabricators of fire protection and safety equipment), 1967 to Present; Registered Professional Engineer (Inactive). Other Directorships Held: Director, Loop Cold Storage Company.	$29,000

Teri G. Fontenot Birth Date: June 16, 1953 C/O BISYS Fund Services 3435 Stelzer Rd. Columbus, OH 43219 TRUSTEE Began Serving: June 2001	Principal Occupation: President and Chief Executive Officer of Woman’s Hospital, Baton Rouge, LA. Other Directorships Held: Past Chair of Louisiana Hospital Association; Federal Reserve Bank of Atlanta, Director; Committee of 100; Chair of Hospital Billing and Collection Services Board; National Institutes of Health, Advisory Committee on Research on Women’s Health; Louisiana Research and Technology Foundation Executive Committee; American Hospital Association.	$29,000
Joe N. Averett, Jr. Birth Date: February 4, 1943 C/O BISYS Fund Services 3435 Stelzer Rd. Columbus, OH 43219 TRUSTEE Began Serving: June 2001

Principal Occupation: Director of Penn Virginia Corporation.

Previous Position: President of Crystal Gas Storage, Inc., a wholly owned subsidiary of El Paso Corporation (NYSE:EP).

Other Directorships Held: Sci Port Discovery Center, Past Chairman and Current Director; Sci-Port Foundation, Director; Community Foundation of Shreveport- Bossier, Treasurer and Director; Committee of 100, Director; Louisiana State University in Shreveport Foundation, Past President and Current Director; Petroleum Club of Shreveport, Past President and Director; Caddo Public Education Foundation, past Chairman and Director; Red River Radio Network (affiliate of National Public Radio), past Director; First United Methodist Church of Shreveport, Past Member of Administrative Board and Finance Committee.

		$29,000

Ernest E. Howard III Birth Date: March 26, 1943 C/O BISYS Fund Services 3435 Stelzer Rd. Columbus, OH 43219 TRUSTEE Began Serving: March 2003	Principal Occupation: Retired. Previous Positions: President and Chief Executive Officer of FM Properties, predecessor to Stratus Properties, Inc. (NASDAQ: STRS) and Senior Vice President of Freeport-McMoRan Inc. and Freeport-McMoRan Copper & Gold Inc. (NYSE: FCX) Other Directorships Held: Director, Superior Energy Services, Inc.	$29,000

OFFICERS (OFFICERS DO NOT RECEIVE ANY COMPENSATION FROM THE FUNDS.)

Richard Chauvin, Birth Date: November 16, 1954 440 Third Street 4th Floor Baton Rouge, LA 70802 PRESIDENT Began Serving: November 11, 2006	Principal Occupations: Chief Investment Officer, Capital One Asset Management. Previous Positions: Senior Portfolio Manager, Hibernia National Bank, Private Client Group , 2001-2003; Strategist and Senior portfolio Manager ,Commonwealth Advisors, Inc, 1997-2001; State Director of Portfolio Management, Bank One Investment Advisors, Inc, 1996-1997.	$0

Donald P. Lee Birth Date: December 6, 1959 313 Carondelet Street, 3rd Floor New Orleans, LA CHIEF COMPLIANCE OFFICER Began Serving: June 2004	Principal Occupations: Director, Private Client Group Risk Management, Capital One, N.A. Previous Positions: Corporate Counsel, Hibernia National Bank 2002- 2003; General Counsel and Corporate Secretary IBERIA BANK, 1997-2001.	$0

Linda A. Durkin Birth Date: November 1, 1960 3435 Stelzer Rd. Columbus, OH 43219 TREASURER Began Serving: November 11, 2006	Principal Occupations: Vice President, Financial Administration BISYS Fund Services Previous Positions: International Business Trust 2006, RR Donnelley 2003-2006; Director of Fund Administration, Mercantile-Safe Deposit and Trust Co, 1993-2002.	$0

Marc Schuman Birth Date: December 22, 1960 199 Water Street New York, NY 10038 SECRETARY Began Serving: November 11, 2006	Principal Occupation: Senior Counsel, BISYS Fund Services Previous Positions: Senior Counsel of BISYS Fund Services, Inc. (2/05 to present); Senior Corporate Counsel of The BISYS Group, Inc , (10/2001 to 2/2005); Of Counsel to Morgan, Lewis & Bockius LLP (law firm) (2000 to 2001).	$0

Sarah S. Rama Birth Date: November 6, 1976 100 Summer Street Suite 1500 Boston, MA 02110 ASSISTANT SECRETARY Began Serving: November 11, 2006	Principle Occupation: Assistant Counsel, BISYS Fund Services. Previous Positions: Legal Product Specialist, Deutsche Asset Management; Contract Paralegal, Law Office of John Tangusso; International Law Legal Intern, Studio Legale Olivieri.	$0

COMMITTEES OF THE BOARD

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	Joe N. Averett, Jr. Arthur Rhew Dooley, Jr. Teri G. Fontenot Ernest E. Howard III	The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Funds, the Funds’ internal control over financial reporting, and the quality, integrity and independent registered public accounting firm of the Funds’ financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds’ independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Funds’ internal audit function.	Three

Nominating	Joe N. Averett, Jr. Arthur Rhew Dooley, Jr. Teri G. Fontenot Ernest E. Howard III	The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Funds’ Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Funds’ agents or service providers and counsel to the Funds. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Funds, at the Funds’ address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	None

BOARD OWNERSHIP OF SHARES IN THE CAPITAL ONE FUNDS AS OF DECEMBER29, 2005

(1) Name of Trustee	(2) Dollar Range of Shares Owned in a Capital One Fund	(3) Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in the Capital One Funds
Joe N. Averett, Jr.		Over $100,000
Louisiana Municipal Income Fund	Over $100,000
Arthur Rhew Dooley, Jr.		$10,001 - $50,000
Cash Reserve Fund	$10,001 - $50,000
Teri G. Fontenot		$50,001 - $100,000
Capital Appreciation Fund	$10,001-$50,000
Mid Cap Equity Fund	$10,001-$50,000
Ernest E. Howard III		NONE

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Funds. The Adviser receives a monthly investment advisory fee at annual rates equal to percentages of a Fund’s average net assets.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Because of the internal controls maintained by Capital One, N.A. to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Capital One, N.A or its affiliates’ lending relationships with an issuer.

On November 16, 2005, Capital One Financial Corporation ("Capital One"), acquired Hibernia Corporation, the parent company of the Funds’ Adviser. The Company is a diversified financial services company whose subsidiaries market a variety of financial products and services to consumers. The principal subsidiaries are Capital One Bank, which offers credit card products and deposit products, Capital One, F.S.B., which offers consumer and commercial lending and consumer deposit products, Capital One Auto Finance, Inc. which offers automobile and other motor vehicle financing products, and Capital One, N.A, formerly Hibernia National Bank, which offers a variety of consumer lending and deposit products. Capital One is a Fortune 500 company and, through its subsidiaries, is one of the largest providers of MasterCard and Visa credit cards in the world. Capital One trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 500 index.

Portfolio Manager Information

The following information about the Funds’ Portfolio Managers is provided as of the end of the Funds’ most recently completed fiscal year, August 31, 2006.

Capital Appreciation Fund

Other Accounts Managed by Martin C. Sirera	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	1 fund/$136,824,045.50
Other Pooled Investment Vehicles	0
Other Accounts	183 accounts/$502,178,264.23

Dollar value range of Shares owned in the Fund: $1,000 to $10,000.

MID CAP EQUITY FUND

Other Accounts Managed by Martin C. Sirera	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	1 fund/$230,344,518.13
Other Pooled Investment Vehicles
Other Accounts	183 accounts/$502,178,264.23

Dollar value range of Shares owned in the Fund: $10,000 to $50,000.

Total Return Bond Fund

Other Accounts Managed by Paul Teten	Total Number of Other Accounts Managed/Total Assets
Registered Investment Companies	3 funds/$399,056,847.10
Other Pooled Investment Vehicles
Other Accounts	$1,625,851,111.43

Dollar value range of Shares owned in the Fund: None.

U.S Treasury Market

Other Accounts Managed by Paul Teten	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	3 funds/$291,145,175.90
Other Pooled Investment Vehicles
Other Accounts	$1,625,851,111.43

Dollar value range of Shares owned in the Fund: None.

Cash Reserve Fund

Other Accounts Managed by Paul Teten	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	3 funds/$267,299,933.80
Other Pooled Investment Vehicles
Other Accounts	$1,625,851,111.43

Dollar value range of Shares owned in the Fund: None.

U.S. Government Income Fund

Other Accounts Managed by Dina Mabasa	Total Number of Other Accounts Managed/Total Assets
Registered Investment Companies	0 fund/$ 0.00
Other Pooled Investment Vehicles
Other Accounts	$29,845,456.22

Dollar value range of Shares owned in the Fund: None.

Louisiana Municipal Income Fund

Other Accounts Managed by Paul Teten	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	3 funds/$384,796,847.80
Other Pooled Investment Vehicles	0
Other Accounts	$1,625,851,111.43

Dollar value range of Shares owned in the Fund: None.

None of the other accounts managed by the Portfolio Managers paid performance based fees.

Portfolio Managers receive a base salary which is based on national surveys of portfolio managers employed in a bank environment. The surveys measure the average level of base pay and total compensation, excluding any option-related compensation. Portfolio Managers have a base pay in the range of 92% to 106% of the surveys, and total compensation in the range of 78% to 122% of amounts to the Portfolio Managers based on their ability to achieve above-benchmark and competitive peer group returns on their composite. Core Equity composites and the S&P 400 Midcap Index is used for the Midcap Core Equity composite. For fixed income composites, several benchmarks are used, depending on investment policy of the accounts in a composite. The Lehman Brothers Aggregate Index is used for one composite, the Lehman Brothers Intermediate Government Index is used for another. For any tax-exempt composite, the Lehman Brothers Municipal 5-Year Index is a commonly-used benchmark.

Peer group comparisons are made with the PSN manager database maintained by Informa Financial Co which collects and reports composite performance of separate accounts of many investment managers. Pay is also based on the success of Capital One, N.A Private Client Group in achieving its plan. There is no favoritism in the plan shown toward mutual fund performance versus composite performance. Portfolio Managers serving as fund managers have an equal incentive to strive for strong results in both areas.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts may be might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by Securities and Exchange Commission (SEC) rules, the Funds, their Adviser, and Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that a Fund could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Funds’ portfolios. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies and Procedures

The fund’s “Proxy Voting Policies and Procedures” are attached as “Appendix B”.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interest of a Fund (and its shareholders) and those of the Adviser. To the extent that the interests of Adviser conflict with the interests of a Fund (and its shareholders), Adviser will cause proxies to be voted solely in furtherance of the interest of the Fund (and its shareholders); in those instances, Adviser will cause all proxies to be voted strictly in accordance with the recommendations of Institutional Shareholder Services (“ISS”) determined pursuant to the Policy, without regard to Adviser’s actual or perceived interests.

Proxy Voting Report

A report of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Capital One Funds website. Go to funds.capitalonebank.com. This report on “Form N-PX” is also available from the EDGAR database on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

You can access summary portfolio composition information concerning each Fund’s portfolio holdings in the “Fund Information” section under the “Fund Perfomance” pages of the Capital One Funds website at funds.capitalonebank.com. This information is prepared as of the end of each quarter, is posted on the website approximately 30 days after the end of the quarter, and remains there the fund files its next shareholder report of Form N-Q. . The summary portfolio composition information may include the following types of information, but is subject to change: identification of the Funds’ top ten holdings, and percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

In addition, the Funds’ Annual and Semi-Annual report contains complete listings of the Funds’ portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters. You may download copies at funds.capitalonebank.com or request a copy by calling 1-800-999-0426 Each Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Funds’ first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of each Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may request a copy by calling the Capital One Funds at 1-800-999-0426.

A list of persons that may receive nonpublic portfolio holdings information is on Appendix A.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Funds’ Board.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the accounts in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by a Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

MASTER SERVICES AGREEMENT WITH BISYS

Pursuant to a Master Services Agreement dated October 18, 2006 (the “Master Services Agreement”), BISYS Fund Services Ohio, Inc. (“BISYS”) provides the Funds with various services, which include administration of the Trust and the Funds. BISYS’ services under the Master Services Agreement also include certain legal and compliance services, as well as fund accounting and transfer agency services. The Adviser and BISYS provide certain persons satisfactory to the Boards of Trustees to serve as officers of the Trusts. Such officers, as well as certain other employees of the Trusts, may be directors, officers or employees of the Adviser, BISYS or their affiliates. The Trust pays fees to BISYS under the Master Services Agreement that include the following asset-based fees: 0.05% of the first $900 million in aggregate net assets of all Funds; plus 0.04% of the aggregate net assets of all Funds from in excess of $900 million to $2 billion; plus 0.035% of the aggregate net assets of all Funds from in excess of $2 billion to $5 billion; plus 0.03% of the aggregate net assets of all Funds in excess of $5 billion. The asset-based fees are subject to an annual minimum fee equal to the number of Funds multiplied by $45,000.

Prior to November 11, 2006, Federated Administrative Services served as the administrator and fund accountant, and BFDS served as the transfer agent.

ADMINISTRATOR AND FUND ACCOUNTANT

As set forth above, BISYS provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds under a Master Services Agreement. Federated Administrative Services provided administrative services prior to November 11, 2006 BISYS also provides, or causes the provision of, certain fund accounting and recordkeeping services with respect to the Funds’ portfolio investments. Federated Administrative Services provided such services prior to November 11, 2006.

CUSTODIAN

Capital One, N.A, New Orleans, Louisiana, is custodian for the securities and cash of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

BISYS is the Funds’ registered transfer agent, and maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trust, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDS FOR SERVICES

Capital Appreciation Fund

For the Year Ended August 31	2006	2005	2004
Advisory Fee Earned	$1,844,059	$1,907,666	$1,935,752
Advisory Fee Reduction	$0	$0	$0

Brokerage Commissions	$368,403,	$260,328	$202,628
Administrative Fee	$224,224	$300,250	$301,873
12B-1 Fee
Class A Shares	$595,015	$608,580	—
Class B Shares	$58,338	$81,927	—
Shareholder Services Fee
Class B Shares	$19,446	$27,309	—

Louisiana Municipal Income Fund

For the Year Ended August 31	2006	2005	2004
Advisory Fee Earned	$316,660	$364,493	$385,181
Advisory Fee Reduction	$185,464	$197,821	$196,870
Administrative Fee	$64,484	$95,629	$100,084
12b-1 Fee		$364,493
Class A Shares	$168,511	$193,740	—
Class B Shares	$21,698	$26,269	—
Shareholder Services Fee
Class B Shares	$7,233	$8,757	—

Mid Cap Equity Fund

For the Year Ended August 31	2006	2005	2004
Advisory Fee Earned	$1,015,975	$798,134	$530,979
Advisory Fee Reduction	$0	$0	$0
Brokerage Commissions	$171,537	$134,272	$134,494
Administrative Fee	$123,080	$125,533	$82,839
12b-1 Fee
Class A Shares	$327,016	$254,169	—
Class B Shares	$34,671	$35,627	—
Shareholder Services Fee
Class B Shares	$11,557	$11,876	—

Total Return Bond Fund

For the Year Ended August 31	2006	2005	2005
Advisory Fee Earned	$269,107	$375,975	$362,720
Advisory Fee Reduction	$140,054	$219,381	$207,269
Administrative Fee	$46,617	$63,405	$60,620
12b-1 Fee	$127,446	$134,277	—

U.S. Government Income Fund

For the Year Ended August 31	2006	2005	2004
Advisory Fee Earned	$336,467	$337,875	$392,970
Advisory Fee Reduction	$180,281	$169,464	$183,386
Administrative Fee	$67,969	$88,651	$102,106
12b-1 Fee	$187,201	$187,709	$130,990

Cash Reserve Fund

For the Year Ended August 31	2006	2005	2004
Advisory Fee Earned	$716,953	$558,668	$688,116
Advisory Fee Reduction	$469,914	$383,086	$430,073
Administrative Fee	$161,047	$164,897	$201,139
12b-1 Fee
Class A Shares	$447,287	$348,214	—
Class B Shares	$2,957	$2,861	—
Shareholder Services Fee
Class B Shares	$989	$954	—

U.S. Treasury Money Market Fund

For the Year Ended August 31	2006	2005	2004
Advisory Fee Earned	$665,833	$646,946	$676,112
Advisory Fee Reduction	$54,727	$0	$0
Administrative Fee	$154,139	$190,616	$197,390

With respect to Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, and Cash Reserve Fund, fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in a Fund’s or any class of Shares’ expenses; and various other factors.

Share performance (except the Money Market Funds) fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD

The yield of the Equity and Income Fund Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of Louisiana Municipal Income Fund Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming the maximum combined federal and state tax rate. The yield, effective yield and tax-equivalent yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The yield of Money Market Fund Shares is based upon the seven days ending on the day of the calculation, called the “base period.” This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account’s value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.

The effective yield of Money Market Fund Shares is calculated by compounding the unannualized base-period return by: adding one to the base-period return, raising the sum to the 365/7th power; and subtracting one from the result. The tax-equivalent yield of the Louisiana Municipal Income Fund’s Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming the maximum combined federal and state tax rate.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE

Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Louisiana Municipal Income Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Louisiana Municipal Income Fund’s income may be subject to the federal alternative minimum tax and state and/or local taxes.

TAX EQUIVALENCY TABLE

Taxable Yield Equivalent for 2005 State of Louisiana

Tax Bracket:

Combined Federal & State	12.00%	21.00%	31.00%	34.00%	39.00%	41.00%
Joint Return:	$0-$14,600	$14,601-$59,400	$59,401-$119,950	$119,951-$182,800	$182,801-$326,450	Over $326,450
Single Return:	$0-$7,300	$7,301-$29,700	$29,701-$71,950	$71,951-$150,150	$150,151-$326,450	Over $326,450

Tax-Exempt Yield	Taxable Yield Equivalent
0.50%	0.57%	0.63%	0.72%	0.76%	0.82%	0.85%
1.00%	1.14%	1.27%	1.45%	1.52%	1.64%	1.69%
1.50%	1.70%	1.90%	2.17%	2.27%	2.46%	2.54%
2.00%	2.27%	2.53%	2.90%	3.03%	3.28%	3.39%
2.50%	2.84%	3.16%	3.62%	3.79%	4.10%	4.24%
3.00%	3.41%	3.80%	4.35%	4.55%	4.92%	5.08%
3.50%	3.98%	4.43%	5.07%	5.30%	5.74%	5.93%

Tax-Exempt Yield	Taxable Yield Equivalent
4.00%	4.55%	5.06%	5.80%	6.06%	6.56%	6.78%
4.50%	5.11%	5.70%	6.52%	6.82%	7.38%	7.63%
5.00%	5.68%	6.33%	7.25%	7.58%	8.20%	8.47%
5.50%	6.25%	6.96%	7.97%	8.33%	9.02%	9.32%
6.00%	6.82%	7.59%	8.70%	9.09%	9.84%	10.17%
6.50%	7.39%	8.23%	9.42%	9.85%	10.66%	11.02%
7.00%	7.95%	8.86%	10.14%	10.61%	11.48%	11.86%
7.50%	8.52%	9.49%	10.87%	11.36%	12.30%	12.71%
8.00%	9.09%	10.13%	11.59%	12.12%	13.11%	13.56%
8.50%	9.66%	10.76%	12.32%	12.88%	13.93%	14.41%
9.00%	10.23%	11.39%	13.04%	13.64%	14.75%	15.25%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

•	references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

•	charts, graphs and illustrations using the Funds’ returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

•	discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager’s views on how such developments could impact the Funds; and

•	information about the mutual fund industry from sources such as the Investment Company Institute.

A Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

A Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Fund uses in advertising may include:

•	Lipper, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Money Market Funds will quote the Lipper ranking in the “money market instruments funds” category in advertising and sales literature.

•	Bank Rate Monitor National Index, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are averages of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

•

Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries.

Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

•	Standards & Poor’s Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor’s index assumes reinvestment of all dividends paid by a stock listed on the index.

•	Standards & Poor’s 400 Mid Cap Index is a capitalization weighted index of common stocks representing all major industries in the mid range of the U.S. stock market.

•	Lehman Brothers Government/Corporate Total Index is compromised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years.

Lehman Brothers 10-Year State General Obligations Bond Index is an unmanaged index comprised of state general obligation debt issues with maturity ranges between 9 and 11 years.

Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Citigroup AAA-AA Corporate Index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.

Citigroup Broad Investment Grade Bond Index is an unmanaged market value weighted index composed of over 4,000 individually priced securities with a quality rating of at least BBB. Each issue has a minimum maturity of one year with an outstanding par amount of at least $25 million.

•	Merrill Lynch Corporate & Government Master Index is an unmanaged index comprised of approximately 4,821 issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composite of rating assigned by Standard & Poor’s and Moody’s Investors Service. Only notes and bonds with a minimum maturity of one year are included.

•	Merrill Lynch Corporate Master Index is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by Standard & Poor’s and Moody’s Investors Service. Only bonds with a minimum maturity of one year are included.

•	Citigroup Broad Investment-Grade (“BIG”) Bond Index is designed to provide the investment-grade bond manager with an all-inclusive universe of institutionally traded U.S. Treasury, agency, mortgage and corporate securities which can be used as a benchmark. The BIG Index is market capitalization-weighted and includes all fixed rate bonds with a maturity of one year or longer and a minimum of $50-million amount outstanding at entry ($200 million for mortgage coupons) and remain in the index until their amount falls below $25 million.

•	Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Funds Values. Mutual Funds Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended August 31, 2006, are incorporated herein by reference to the combined Annual Report to Shareholders of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund, U.S. Government Income Fund, Cash Reserve Fund and U.S. Treasury Money Market Fund dated August 31, 2006.

APPENDIX A INVESTMENT RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA—Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY’S INVESTORS SERVICE LONG-TERM DEBT RATINGS

Aaa— Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa— Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A— Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR—Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)—The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)—The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)—The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS

AAA—Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A-1—A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS

F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST lONG-TERM DEBT RATINGS

An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b—Very Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

ccc, cc, c—Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS

An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK

A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will drop.

APPENDIX B PROXY VOTING POLICIES AND PROCEDURES

SECTION B

GENERAL POLICIES

TITLE

PROXY POLICY

INDEX #   B.14      ISSUED      JUNE 30, 1995; REVISED MAY 18, 1999

SEPTEMBER 4, 2003; OCTOBER 30, 2006

CAPITAL ONE ASSET MANAGEMENT

PROXY VOTING POLICY

INTRODUCTION

Capital One Asset Management (“Adviser”) acknowledges that among its duties as a fiduciary to its clients is the obligation to protect the interests of its clients by voting the shares held by its clients’ accounts. In order to ensure that shares are voted in all appropriate circumstances, Adviser will exercise voting discretion under all shares unless voting discretion is specifically reserved for the client or assigned to a third party in the advisory contract. Adviser has determined that in order to efficiently and uniformly vote proxies, it will retain the services of Institutional Shareholder Services to make recommendations as to each proxy vote. Additionally, Adviser has instructed ISS to vote each proxy in accordance with such recommendations absent a contrary instruction from the Adviser with respect to any given proxy. To ensure that shares are voted in a consistent manner and in the best interests of its clients, Adviser will cause all proxies to be voted pursuant to the specific directions contained in, and recommendations made by ISS pursuant to, this Proxy Voting Policy, as supplemented by the ISS Proxy Voting Manual, except in instances where the Adviser reasonably believes that a contrary vote would be in the best interests of the client in a given circumstance.

GENERAL STANDARDS AND APPROACH

In general, Adviser has determined that it is in the best interests of its clients to vote its clients’ shares so as to promote the alignment of the interests of corporate management with the interests of its shareholders, to improve the accountability of corporate management to its shareholders, to reward good performance by management, and to approve proposals that Adviser believes will result in financial rewards for its clients. To the extent that the interests of Adviser conflict with the interests of its clients, Adviser will cause proxies to be voted solely in furtherance of the interest of its clients; in those instances, Adviser will cause all proxies to be voted strictly in accordance with the recommendations of ISS determined pursuant to this Policy, without regard to Adviser’s actual or perceived interests.

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual, pursuant to which all proxies for clients of the Adviser will be voted.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

•	A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has poor compensation practices, which include, but are not limited to:

•	Egregious employment contracts including excessive severance provisions;

•	Excessive perks that dominate compensation;

•	Huge bonus payouts without justifiable performance linkage;

•	Performance metrics that are changed during the performance period;

•	Egregious SERP (Supplemental Executive Retirement Plans) payouts;

•	New CEO with overly generous new hire package;

•	Internal pay disparity;

•	Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 Classification of Directors

Inside Director (I)

1.	Employee of the company or one of its affiliates; [1]

2.	Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

3.	Listed as a Section 16 officer; [2]

4.	Current interim CEO;

5.	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)

•	Board attestation that an outside director is not independent;

•	Former CEO of the company;

•	Former CEO of an acquired company within the past five years;

•	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made;[3]

•	Former executive of the company, an affiliate or an acquired firm within the past five years;

•	Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

•	Executive, former executive, general or limited partner of a joint venture or partnership with the company;

•	Relative [4] of a current employee of company or its affiliates;

•	Relative [4] of former executive, including CEO, of company or its affiliate within the last five years;

•	Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;

•	Employed by (or a relative is employed by) a significant customer or supplier; [5]

•	Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; [5]

•	Any material financial tie or other related party transactional relationship to the company;

•	Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

•	Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; [6]

•	Founder [7] of the company but not currently an employee;

•	Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments 5 from the company or its affiliates. [1]

Independent Outside Director (IO)

•	No material [8] connection to the company other than a board seat.

Footnotes:

•	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

•	“Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

•	ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

•	“Relative” follows the NYSE definition of “immediate family members” which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director’s home.

•	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

•	Interlocks include: (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

•	The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

•	For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:

•	the presence of a majority threshold voting standard;

•	a proxy access provision in the company’s bylaws or governance documents; or

•	a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

•	Annually elected board;

•	Two-thirds of the board composed of independent directors;

•	Nominating committee composed solely of independent directors;

•	Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

•	Ability of shareholders to call special meetings or act by written consent with 90 days’ notice;

•	Absence of superior voting rights for one or more classes of stock;

•	Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

•	The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

•	No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

•	Serves as liaison between the chairman and the independent directors,

•	Approves information sent to the board,

•	Approves meeting agendas for the board,

•	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

•	Has the authority to call meetings of the independent directors,

•	If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•	An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•	The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company’s history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and nonmanagement directors, unless the company has all of the following:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

•	The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management’s proxy card, provided the proposal substantially mirrors the SEC’s proposed two-trigger formulation (see the proposed “Security Holder Director Nominations” rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS’ comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•	Dilution to existing shareholders' position;

•	Terms of the offer;

•	Financial issues;

•	Management's efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure;

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);

•	Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Cash-out value;

•	Whether the interests of continuing and cashed-out shareholders are balanced; and

•	The market reaction to public announcement of transaction.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives;

•	Noncompletion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or

Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

•	Dilution to existing shareholders' position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management;

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section). The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect

Generally vote AGAINST plans in which:

•	there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);

•	the main source of the pay increase (over half) is equity-based, and

•	the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

•	The compensation committee has reviewed all components of the CEO’s compensation, including the following:

•	Base salary, bonus, long-term incentives;

•	Accumulative realized and unrealized stock option and restricted stock gains;

•	Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

•	Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;

•	Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation – Tally Sheet.)

•	A tally sheet with all the above components should be disclosed for the following termination scenarios:

•	Payment if termination occurs within 12 months: $ ;

•	Payment if “not for cause” termination occurs within 12 months: $ ;

•	Payment if “change of control” termination occurs within 12 months: $ .

•	The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

•	The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options1 or performance-accelerated grants.2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

•	The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

2006 Proxy Season Burn Rate Table

	Russell 3000				Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Mean+STDEV	Mean	Standard Deviation	Mean+STDEV
1010	Energy	1.53%	0.96%	2.50%	2.03%	2.53%	4.56%
1510	Materials	1.37%	0.74%	2.11%	2.15%	2.01%	4.16%
2010	Capital Goods	1.84%	1.09%	2.93%	2.74%	2.63%	5.37%
2020	Commercial Services & Supplies	2.73%	1.60%	4.33%	3.43%	4.18%	7.61%
2030	Transportation	1.76%	1.71%	3.47%	2.18%	2.12%	4.30%
2510	Automobiles & Components	1.97%	1.27%	3.24%	2.23%	2.29%	4.51%
2520	Consumer Durables & Apparel	2.04%	1.22%	3.26%	2.86%	2.48%	5.35%
2530	Hotels Restaurants & Leisure	2.22%	1.09%	3.31%	2.71%	2.46%	5.17%
2540	Media	2.14%	1.24%	3.38%	3.26%	2.52%	5.77%
2550	Retailing	2.54%	1.59%	4.12%	4.01%	4.03%	8.03%
3010, 3020, 3030	Food & Staples Retailing	1.82%	1.31%	3.13%	2.20%	2.79%	4.99%
3510	Health Care Equipment & Services	3.20%	1.71%	4.91%	4.33%	3.20%	7.53%
3520	Pharmaceuticals & Biotechnology	3.70%	1.87%	5.57%	5.41%	4.74%	10.15%
4010	Banks	1.46%	1.00%	2.46%	1.38%	1.42%	2.79%
4020	Diversified Financials	3.00%	2.28%	5.28%	4.46%	4.01%	8.47%
4030	Insurance	1.52%	1.04%	2.56%	2.25%	2.85%	5.10%
4040	Real Estate	1.30%	1.01%	2.31%	1.12%	1.67%	2.79%
4510	Software & Services	5.02%	2.98%	8.00%	6.92%	6.05%	12.97%
4520	Technology Hardware & Equipment	3.64%	2.48%	6.11%	4.73%	4.02%	8.75%
4530	Semiconductors & Semiconductor Equip.	4.81%	2.86%	7.67%	5.01%	3.06%	8.07%
5010	Telecommunication Services	2.31%	1.61%	3.92%	3.70%	3.41%	7.11%
5510	Utilities	0.94%	0.62%	1.56%	2.11%	4.13%	6.24%

1	Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.
2	Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

Characteristics	Annual Stock Price Volatility	Premium
High annual volatility	53% and higher	1 full-value award for 1.5 option shares
Moderate annual volatility	25% -52%	1 full-value award for 2.0 option shares
Low annual volatility	Less than 25%	1 full-value award for 4.0 option shares

Poor Pay Practices

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:

•	Egregious employment contracts including excessive severance provisions;

•	Excessive perks that dominate compensation;

•	Huge bonus payouts without justifiable performance linkage;

•	Performance metrics that are changed during the performance period;

•	Egregious SERP (Supplemental Executive Retirement Plans) payouts;

•	New CEO with overly generous hiring package;

•	Internal pay disparity;

•	Other excessive compensation payouts or poor pay practices at the company.

Specific Treatment of Certain Award Types in Equity Plan Dividend Equivalent Rights

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Other Compensation Proposals and Policies

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each nonemployee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS’s guidelines:

Component	Amount Earned/Granted	Description

Base Salary	Current figure	Explanation of any increase in base salary

Annual Incentive	Target: Actual earned:	Explanation of specific performance measures and actual deliverables. State amount tied to actual performance. State any discretionary bonus.

Stock Options	Number granted: Exercise price: Vesting: Grant value:	Rationale for determining the number of stock options issued to CEO. Accumulated dividend equivalents (if any).

Component	Amount Earned/Granted	Description

Restricted Stock	Number granted: Vesting: Grant value:	Performance based or time based. Rationale for determining the number of restricted stock issued to CEO. Accumulated dividends on vested and unvested portion.

Performance Shares	Minimum: Target: Maximum: Actual earned: Grant value:	Explanation of specific performance measures and actual deliverables. Any dividends on unearned performance shares.

Deferred compensation	Executive portion: Company match (if any): Accumulated executive portion: Accumulated company match (if any):

Provide structure and terms of program.

Explanation of interest, formulas, minimum guarantees or multipliers on deferred compensation.

Any holding periods on the company match portion.

Funding mechanism

Supplemental retirement benefit	Actual projected payment obligations	Provide structure and terms of program. Explanation of formula, additional credits for years not worked, multipliers or interest on SERPs. Funding mechanism.

Executive perquisites	Breakdown of the market value of various perquisites	The types of perquisites provided. Examples: company aircraft, company cars, etc.

Gross-ups (if any)	Breakdown of gross-ups for any pay component

Severance associated with change-in-control	Estimated payout amounts for cash, equity and benefits	Single trigger or double trigger.

Severance (Termination scenario under “for cause” and “not for cause”)	Estimated payout amounts for cash, equity and benefits under different scenarios

Post retirement package	Estimated value of consulting agreement and continuation of benefits

Estimated Total Package	$

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns;

•	Rationale for the repricing;

•	Value-for-value exchange;

•	Treatment of surrendered options;

•	Option vesting;

•	Term of the option;

•	Exercise price;

•	Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Shareholder Proposals on Compensation

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. Corporate Responsibility

Consumer Issues and Public Safety Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.

•	Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to or better than those of peer firms; and

•	There are no serious controversies surrounding the company’s treatment of animals.

Drug Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

•	Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;

•	The company’s existing healthcare policies, including benefits and healthcare access for local workers;

•	Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of its subprime business;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

•	Whether the company has gone as far as peers in restricting advertising;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected;

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

•	The percentage of the company’s business affected;

•	The feasibility of a spin-off;

•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

•	Environmentally conscious practices of peer companies, including endorsement of CERES;

•	Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

•	The feasibility of financially quantifying environmental risk factors;

•	The company’s compliance with applicable legislation and/or regulations regarding environmental performance;

•	The costs associated with implementing improved standards;

•	The potential costs associated with remediation resulting from poor environmental performance; and

•	The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Land Use

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

•	The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

•	The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

•	The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal;

•	The costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay;

•	The degree that social performance is already included in the company’s pay structure and disclosed;

•	The degree that social performance is used by peer companies in setting pay;

•	Violations or complaints filed against the company relating to the particular social performance measure;

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee;

•	Current company pay levels.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

•	Risks associated with certain international markets;

•	The utility of such a report to shareholders;

•	The existence of a publicly available code of corporate conduct that applies to international operations.

Labor Standards and Human Rights

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations; and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country;

•	The company’s workplace code of conduct;

•	Proprietary and confidential information involved;

•	Company compliance with U.S. regulations on investing in the country;

•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

•	Agreements with foreign suppliers to meet certain workplace standards;

•	Whether company and vendor facilities are monitored and how;

•	Company participation in fair labor organizations;

•	Type of business;

•	Proportion of business conducted overseas;

•	Countries of operation with known human rights abuses;

•	Whether the company has been recently involved in significant labor and human rights controversies or violations;

•	Peer company standards and practices;

•	Union presence in company’s international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations;

•	The company has no recent human rights controversies or violations; or

•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989;

•	Company antidiscrimination policies that already exceed the legal requirements;

•	The cost and feasibility of adopting all nine principles;

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

•	The potential for charges of reverse discrimination;

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

•	The level of the company’s investment in Northern Ireland;

•	The number of company employees in Northern Ireland;

•	The degree that industry peers have adopted the MacBride Principles;

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Military Business

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components;

•	Whether the company’s peers have renounced future production.

•	Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs;

•	Whether the company currently or in the past has manufactured cluster bombs or their components;

•	The percentage of revenue derived from cluster bomb manufacture;

•	Whether the company’s peers have renounced future production.

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

•	The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

•	Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available; or

•	The disclosures sought could compromise proprietary information.

Workplace Diversity

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business; or

•	The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity;

•	Comparison with peer companies;

•	Established process for improving board diversity;

•	Existence of independent nominating committee;

•	Use of outside search firm;

•	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs;

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive;

•	The company has well-documented programs addressing diversity initiatives and leadership development;

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

•	The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund's target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•	Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory

•	arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

ADDRESSES

3435 STELZER ROAD, SUITE 1000

Columbus, OH 43219

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, MA 02110

Investment Adviser

Capital One Asset Management L.L.C.

ATTENTION: CAPITAL ONE FUNDS

P.O. BOX 61540

New Orleans, LA 70161

Custodian

Capital One, N.A

Attention: Capital One Funds

P.O. BOX 61540

New Orleans, LA 70161

Transfer Agent and Dividend Disbursing Agent

BISYS Fund Services Ohio, Inc.

3435 Stelzer Road, Suite 1000

Columbus, OH 43219

Independent Registered Public Accounting Firm

Ernst & Young LLP

1900 Scripps Center

312 Walnut Street

Cincinnati, Ohio 45202

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Funds:

CUSTODIAN

Capital One, N.A

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

LEGAL COUNSEL

Dickstein Shapiro Morin & Oshinsky, LLP

Drinker, Biddle & Reath, LLP

PART C.	OTHER INFORMATION.

Item 23.	Exhibits:

	(a)	(i)	Declaration of Trust of the Registrant and Amendments 1-7; (filed herewith)

		(ii)	Amendments Nos. 8-10 to the Declaration of Trust of the Registrant; (11)

		(iii)	Amendment No. 11 to the Declaration of Trust of the Registrant (filed herewith)

	(b)	(i)	By-Laws of the Registrant; (filed herewith)

		(ii)	Amendment #1 to the By-Laws; (8)

		(iii)	Amendment #2 to the By-Laws; (12)

	(c)	(i)	Specimen Certificate for Shares of Beneficial Interest of the Registrant; (2)

		(ii)	Specimen Certificates for Shares of Beneficial Interest of the Registrant; (3)

	(d)	(i)	Investment Advisory Contract between Capital Asset Management LLC (f/k/a Hibernia Asset Management LLC) and the Registrant; (14)

	(e)	(i)	Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership dated October 18, 2006; (filed herewith)

		(ii)	Form of Dealer Agreement; (filed herewith)

		(iii)	Form of Selling Member Agreement; (filed herewith)

	(f)		Not applicable

	(g)	(i)	Custodian Contract between Registrant and Capital One, N.A. (f/k/a Hibernia National Bank); (4)

		(ii)	Schedule A to Custodian Contract; (6)

		(iii)	Amendment dated March 13, 2001 to Custodian Contract; (10)

(h)	(i)	Master Services between Registrant and BISYS Fund Services Ohio, Inc. dated November 11, 2006; (filed herewith)

	(ii)	Compliance Services Amendment to Master Services Agreement; (filed herewith)

(i)	(i)	Opinion and Consent of Counsel as to legality of shares being registered (5)

	(ii)	Consent of Drinker Biddle & Reath, Counsel to the Trust; (filed herewith)

	(iii)	Opinion of Drinker Biddle & Reath, Counsel to the Trust, (to be filed by Amendment)

(j)	(i)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(k)		Not applicable

(l)		Initial Capital Understanding; (5)

(m)	(i)	Distribution Plan; (3)

	(ii)	Updated Exhibit A to the Distribution Plan; (10)

	(iii)	Amendment No. 1 to the Distribution Plan of the Registrant; (12)

	(iv)	Amendment No. 2 to the Distribution Plan; (filed herewith)

	(v)	Forms of Distribution Fee and Distribution/Service Fee Agreements; (filed herewith as part of Exhibits (e)(ii) and (iii))

(n)	(i)	Multiple Class Plan of the Registrant; (5)

	(ii)	Exhibit B to the Multiple Class Plan; (7)

	(iii)	Exhibit C to the Multiple Class Plan; (10)

(o)	(i)	Power of Attorney dated October 22, 2003 of Ernest E. (Wyn) Howard, III, Trustee; (12)

	(ii)	Powers of Attorney dated September 10, 2001 covering other Trustees; (filed herewith)

(p)	(i)	Code Of Ethics of the Registrant; (9)

(ii)	Code of Ethics of Capital One, N.A. (f/k/a Hibernia National Bank), parent company of the Registrant’s Investment Adviser; (13)

(iii)	Code of Ethics of BISYS Fund Services and affiliates; (filed herewith)

Item 24.	Persons Controlled By or Under Common Control with the Funds:

None

Item 25.	Indemnification: (1)

All exhibits have been filed electronically. All notes refer to the Registrant’s Registration Statement on Form N-1A filed April 15, 1988 (File Nos. 33-21321 and 811-5536), and Post-Effective Amendments thereto as follows:

1.	Response is incorporated by reference to Registrant’s Registration Statement on Form N-1A filed April 15, 1988.

2.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form N-1A filed April 27, 1989.

3.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed October 28, 1993.

4.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 filed December 28, 1994.

5.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 15 filed October 28, 1996.

6.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 filed October 22, 1997.

7.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed October 27, 1998.

8.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed October 29, 1999.

9.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed October 31, 2000.

10.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed October 30, 2001.

11.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed December 27, 2002.

12.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 28 filed December 31, 2003.

13.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed October 29, 2004.

14.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed October 28, 2005.

Item 26.	Business and Other Connections of Investment Adviser:

A.	Investment Adviser

Capital One Asset Management L.L.C. is a subsidiary of Capital One, N.A., a national bank with its principal place of business at 313 Carondelet Street, New Orleans, Louisiana 70130. Through its subsidiaries and affiliates, Capital One offers a full range of financial services to the public including commercial and consumer lending and depository services, cash management, retail banking, mortgage banking, brokerage, investment counseling, international banking, trust services, life and health insurance and property and casualty insurance. Capital One is the largest publicly traded national banking company head-quartered in Louisiana, Texas, Oklahoma, Arkansas or Mississippi. Capital One has more than $30.5 billion in assets and more than 348 locations in 34 Louisiana parishes and 37 Texas counties. The executive officers and directors of the Adviser and any other business, profession, vocation or employment of a substantial nature in which each such officer and director is or has been engaged during the past two years is set forth below. Unless otherwise noted, the position listed under Other Business, Profession, Vocation or Employment is with Capital One, N.A.

Name	Position with the Adviser	Other Substantial Business, Profession, Vocation, Employment
E. R. Campbell	Chairman

Sidney W. Lassen	Vice Chairman

J. Herbert Boydstun	President, Chief Executive Officer, and Director

Cindy S. Collins	Executive Vice President and Chief Regulatory Officer

Marsha M. Gassan	Senior Executive Vice President and Chief Financial Officer

Russell S. Hoadley	Executive Vice President and Chief Public Affairs Officer

Jan M. Macaluso	Executive Vice President and Controller

Randall E. Howard	President, Commercial Banking and Director

Paul J. Bonitatibus	President, Consumer and Business Banking

Ron E. Samford, Jr.	Executive Vice President and Chief Administrative Officer

Robert M. Kottler	Senior Executive Vice President and Chief Sales Support Officer

Robert M. Stuart, Jr.	Senior Executive Vice President and Chief Credit Officer

Board of Directors

E. R. Campbell	Sidney W. Lassen	William C. O’Malley

J. Herbert Boydstun	Elton R. King	Robert T. Ratcliff

Janee Mercadel-Tucker	Richard W. Freeman, Jr.	Ray B. Nesbitt

Randall E. Howard	Paul Candies	Dick H. Hearin

Item 27.	Principal Underwriters:

Item 27(a)	BISYS Fund Services Limited Partnership (“BISYS” or the “Distributor”) acts as principal underwriter for the following investment companies:

Allianz Variable Insurance Products Fund of Funds Trust

Allianz Variable Insurance Products Trust

American Independence Funds Trust

American Performance Funds

The Bjurman, Barry Funds

The Coventry Group

Coventry Funds Trust

Excelsior Funds, Inc.

Excelsior Funds Trust

Excelsior Tax-Exempt Funds, Inc.

First Focus Funds, Inc.

Capital One Funds

Giant 5 Funds

The Hirtle Callaghan Trust

HSBC Advisor Funds Trust

HSBC Investor Funds

Legacy Funds Group

Pacific Capital Funds

STI Classic Funds

STI Classic Variable Trust

The Blue Fund Group

Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS’ main address is

100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b)	The following lists the directors and officers of BISYS LP. None of such persons holds any position or office with the Registrant:

(1) Name and Principal Business Address	(2) Positions and Offices With Distributor
Brian K. Bey	President and Director
BISYS Fund Services Limited Partnership
100 Summer Street, Suite 1500
Boston, MA 02110;

Elliott Dobin	Secretary
BISYS Fund Services Limited Partnership
100 Summer Street, Suite 1500
Boston, MA 02110;

Andrew H. Byer	Chief Compliance Officer
BISYS Fund Services Limited Partnership
100 Summer Street, Suite 1500
Boston, MA 02110;

Wayne A. Rose	Assistant Chief Compliance Office
BISYS Fund Services Limited Partnership
100 Summer Street, Suite 1500
Boston, MA 02110;

James E. (Ed) Pike	Financial and Operations Principal
BISYS Fund Services Limited Partnership
100 Summer Street, Suite 1500
Boston, MA 02110;

(c)	Not applicable

Item 28.	Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant:	C/O BISYS Fund Services Ohio, Inc.
3435 Stelzer Road,
Columbus, Ohio 43219-3035;

Distributor:	BISYS Fund Services Limited Partnership
100 Summer Street, Suite 1500
Boston, MA 02110;

Transfer Agent and Dividend Disbursing Agent:

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road,
Columbus, Ohio 43219-3035

Administrator:	BISYS Fund Services Ohio, Inc., 3435 Stelzer Road
Columbus, Ohio 43219-3035

Adviser:	Capital One Asset Management, L.L.C.
313 Carondelet Street
New Orleans, LA 70130

Custodian:	Capital One, N.A
313 Carondelet Street
New Orleans, LA 70130

Item 29.	Management Services: Not applicable.

Item 30.	Undertakings:

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CAPITAL ONE FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, on the 29th day of December 2006.

CAPITAL ONE FUNDS

By:	/s/ Richard Chauvin
Name:	Richard Chauvin
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

NAME	TITLE

/s/ Richard Chauvin	President (Principal Executive Officer)
Richard Chauvin

/s/ Linda A. Durkin	Treasurer (Principal Financial Officer)
Linda A. Durkin

Trustee
Joe N. Averett, Jr.*

Trustee
Arthur Rhew Dooley Jr.*

Trustee
Teri G. Fontenot*

Trustee
Ernest E. Howard, III*

* By Power of Attorney

* By:	/s/ Marc A. Schuman	Attorney In Fact	December 29, 2006
Marc A. Schuman

INDEX to EXHIBITS

ITEM DESCRIPTIONS

EXHIBIT	DESCRIPTION
(a)(i)	Declaration of Trust of the Registrant and Amendments 1-7.

(a)(iii)	Amendment No. 11 to the Declaration of Trust of the Registrant.

(b)(i)	By-Laws of the Registrant.

(e)(i)	Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership.

(e)(ii)	Form of Dealer Agreement.

(e)(iii)	Form of Selling Member Agreement.

(h)(i)	Master Services between Registrant and BISYS Fund Services Ohio, Inc.

(h)(ii)	Compliance Services Amendment to Master Services Agreement.

(i)(iii)	Consent of Drinker Biddle & Reath, Counsel to the Trust.

(j)(i)	Consent of Independent Registered Public Accounting Firm.

(m)(iv)	Amendment No. 2 to the Distribution Plan.

(o)(ii)	Powers of Attorney dated September 10, 2001 covering other Trustees.

(p)(iii)	Code of Ethics of BISYS Fund Services and affiliates.